UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21798

UTOPIA FUNDS
(Exact name of registrant as specified in charter)

111 Cass Street, Traverse City, Michigan			49684
(Address of principal executive offices)			(Zip code)

Paul Sutherland 111 Cass Street, Traverse City, Michigan 49684
(Name and address of agent for service)

Registrant’s telephone number, including area code:		231.929.4500

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2008

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

UTOPIA FUNDS

# Semi-Annual

MARCH 31, 2008

INVESTING
without BORDERS

Utopia

Growth Fund

Core Fund

Core Conservative Fund

Yield Income Fund

1	Letter to Shareholders

3	Fund Expenses

4	Performance Returns

6	Fund Details
Utopia Growth Fund
Utopia Core Fund
Utopia Core Conservative Fund
Utopia Yield Income Fund

14	Financial Statements
Schedule of Investments
Statements of Assets and Liabilities
Statements of Operations
Statements of Changes in Net Assets
Financial Highlights
Notes to Financial Statements

53	Notes to Financial Statements

60	Additional Information

The Management Report and Fund Details included in this shareholder report may contain forward-looking statements about factors that may affect the performance of the Funds in the future and about anticipated events relating to the Funds specifically. These statements are based on Fund management’s predictions, expectations and current plans relating to future events. Management believes these forward looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause management to change its strategies and plans from those currently anticipated.

UTOPIA FUNDS

SHAREHOLDER Letter

Dear Fellow Shareholders,

“We believe that current prices in many areas offer incredible reward potential for investors with optimism, patience and foresight.”

Global stock and corporate fixed-income markets fared poorly during the six-month period ended March 31, 2008, while government bonds, commodities and foreign currencies performed well. Negative news flow related to global political unrest, rising oil prices, unemployment, U.S. home prices, global financial sector stress and possible recession drove investors away from investments perceived as risky and into those deemed safe. Many global stock markets finished over 10% lower for the period, while U.S. Treasuries and commodities were firmly in the positive column.

The Federal Reserve intervened aggressively during the period, slashing the target Fed Funds rate a massive 250 basis points to 2.25%. Not stopping there, the Fed also opened its discount window to investment banks and swiftly helped to engineer the purchase of Bear Stearns by JPMorgan Chase. These moves helped stave off a full-fledged market panic and raised doubts about what remains in the Fed’s rescue kit should financial market conditions deteriorate further.

With this backdrop, each of the Utopia Funds posted negative returns for the period. Fund exposures to poor-performing equities in markets, including Japan and Singapore, acted as negative factors, while allocations to inflation-linked U.S. debt and foreign currency exposures were positive factors. Hedging tools, including the CBOE Volatility Index call options, also positively benefited the Funds.

Unaudited NAV for Utopia Growth dropped $2.37 during the period to $9.61, Utopia Core decreased $2.01 to $9.74, Utopia Core Conservative fell $1.12 to $10.36, and Utopia Yield Income finished $.83 lower to $10.41. We remind shareholders that the Utopia Funds seek long-term absolute total return. As such, our investment team tends to spend very little time focusing on short-term performance. These end-of-period NAV amounts are net of distributions made in December of $1.16, $1.12, $.85, and $.77, respectively.

During the period, our team actively repositioned holdings in the Funds as opportunities emerged to do so. On the fixed-income side, we took some profits on several strong-performing Treasury Inflation Protected Security positions (TIPS). With the cash from these sells and available cash on hand, we applied our patient, price matters approach to global investing and began buying a broad basket of attractively priced preferred and corporate securities.

On the equity front, our team aggressively purchased global stocks in a variety of sectors, including health care, telecommunications, finance, real estate, energy, information technology and media. While we acknowledge the possibility of further price weakness in global equity markets, we believe that current prices in many areas offer incredible reward potential for investors with optimism, patience and foresight.

Research trips during the period included visits to most of our holdings in Japan,

www.utopiafunds.com   1.888.UTOPIA3 (1.888.886.7423)

UTOPIA’S PORTFOLIO TEAM

Paul Sutherland, CFP®

President/ Chief Investment Officer

Registered Representative of ADI

Since 1975, Mr. Sutherland has worked in the investment and financial advisory industry. He formed FIM Group in 1984 based on his principles of money management. Over the past 22 years Paul has been a contributing editor and writer for magazines such as Business Ethics, National Psychologist, Physician’s Management and interviewed by Barrons, The Wall Street Journal and Money Magazine. In 1994, he received his M.B.A. from Lake Superior State University.

Suzanne Stepan, CFA®

Portfolio Manager

Ms. Stepan joined FIM Group in September of 2003 bringing over fifteen years experience as an investment professional with particular skills in the areas of fixed income and convertible securities, equities and warrants. Suzanne holds a Bachelor of Science degree in Finance from Northern Illinois University and an MBA from Lawrence Technological University. She was formerly employed as a Vice President by Noddings Investments, a division of Conning Asset Management Company.

Zach Liggett, CFA®

Portfolio Manager

Mr. Liggett joined FIM Group in November of 2003. He spent seven years living and working in Japan, most recently as an equity analyst with West LB Securities Pacific, Japan. Zach earned his B.A. from Eckerd College and Master of International Business from the University of South Carolina’s Moore School of Business.

All have been Utopia Funds Portfolio Managers since the Funds’ Inception

Thailand and the Globe conference on business and the environment in Vancouver. We came back from Thailand excited about growth prospects now that a new government is in place. We left Japan feeling that current valuations are overly pessimistic if one looks beyond the next few quarters. At the Globe conference, we discovered several new companies that merit further research in the clean-tech and alternative energy areas.

We expect that market conditions will remain unstable during the next few quarters as de-leveraging continues, policy-makers begin a new round of re-regulation and visibility emerges to the depth and breadth of the likely economic slowdown. History indicates that these conditions create fantastic buying opportunities as leveraged investors sell good assets at distressed prices and push short-sighted investors to do the same. The Utopia Funds will seek to continue to take advantage of these opportunities and position the Funds for potential long-term returns. We look forward to communicating our progress in our second quarter fund fact sheet and encourage investors who have yet to discover the Utopia Funds to learn more by visiting our website (www.utopiafunds.com) or calling to chat with one of our team members (888.886.7423). As always, we thank you for your support.

Best regards,

Paul Sutherland, CFP®

Suzanne Stepan, CFA®

Zach Liggett, CFA®

March 31, 2008  Utopia Funds Semi-Annual Report

UTOPIA FUNDS

DISCLOSURE of Fund Expenses

				Expense Paid
		Beginning	Ending	During Period*
		Account Value	Account Value	10/1/07 to
Fund		at 10/1/07	at 3/31/08	3/31/08
Utopia Growth Fund	Actual Fund Expenses	$1,000	$895	$6.87
	Hypothetical Fund Expenses	$1,000	$1,018	$7.32

Utopia Core Fund	Actual Fund Expenses	$1,000	$923	$6.98
	Hypothetical Fund Expenses	$1,000	$1,018	$7.32

Utopia Core Conservative Fund	Actual Fund Expenses	$1,000	$977	$7.02
	Hypothetical Fund Expenses	$1,000	$1,018	$7.16

Utopia Yield Income Fund	Actual Fund Expenses	$1,000	$996	$7.06
	Hypothetical Fund Expenses	$1,000	$1,018	$7.14

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the first fiscal half-year/365 (to reflect the half-year period). The Fund’s “Actual Fund Expenses” information reflects the 183 day period from October 1, 2007 to March 31, 2008. The annualized expense ratios (including dividends on short sales expense) of Utopia Growth, Utopia Core, Utopia Core Conservative and Utopia Yield Income Fund were 1.45%, 1.45%, 1.42% and 1.42%, respectively, which were used in the above calculations. The annualized expenses ratios excluding dividends an short sales expense of Utopia Growth, Utopia Core, Utopia Core Conservative and Utopia Yield Income Funds for the period October 1, 2007 to March 31, 2008 were 1.40%, 1.40%, 1.40% and 1.40%, respectively. During the period, the Adviser waived fees and reimbursed expenses. The expense ratios of the Funds would have been higher had fees and expenses not been waived and reimbursed.

Effective on February 1, 2008, the Funds’ investment adviser has contractually agreed to waive its management fees or reimburse expenses until January 31, 2009 in amounts necessary to limit each Fund’s annual operating expenses (exclusive of extraordinary expense) to an annual rate of 1.44% (as a percentage of the Fund’s average daily net assets).

DISCLOSURE OF FUND EXPENSES

As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The above examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on October 1, 2007 and held until March 31, 2008.

Actual Fund Expenses. The first line of the table above for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Fund Expenses. The second line of the table above for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

UTOPIA FUNDS

PERFORMANCE Returns as of March 31, 2008

Average Total Returns as of 3/31/08	1 Year	Since Inception*
Utopia Growth Fund	(2.82)%	3.95%
Morgan Stanley Capital International World Index(1)	(3.02)	10.06
S&P 500(2)	(5.08)	4.58
NASDAQ Composite Index(3)	(5.89)	2.27
Citigroup 3-Month Treasury Bill Index(5)	4.19	4.54
Lipper Global Flexible Portfolio Category(6)	1.06	6.75
Morningstar World Allocation Category(4)	3.50	9.53
CSFB/Tremont Hedge Fund Multi-Strategy Index(7)	1.95	8.91

Utopia Core Fund	(0.58)%	4.65%
Morgan Stanley Capital International World Index(1)	(3.02)	10.06
Morningstar Moderate Allocation Category(8)	(2.00)	4.60
Morningstar Target Date 2015-2029 Category(9)	(3.12)	5.33
Citigroup 3-Month Treasury Bill Index(5)	4.19	4.54
Lipper Global Flexible Portfolio Category(6)	1.06	6.75
Morningstar World Allocation Category(4)	3.50	9.53
CSFB/Tremont Hedge Fund Multi-Strategy Index(7)	1.95	8.91

Utopia Core Conservative Fund	4.69%	6.11%
Lehman Brothers Global Aggregate Bond Index(12)	15.25	10.22
Morningstar Conservative Allocation Category(10)	0.02	4.28
Morningstar Target Date 2000-2014 Category(11)	(0.35)	4.65
Citigroup 3-Month Treasury Bill Index(5)	4.19	4.54
Lipper Global Flexible Portfolio Category(6)	1.06	6.75
Morningstar World Allocation Category(4)	3.50	9.53
CSFB/Tremont Hedge Fund Multi-Strategy Index(7)	1.95	8.91

Utopia Yield income Fund	5.79%	6.12%
Lehman Brothers Global Aggregate Bond Index(12)	15.25	10.22
Morningstar World Bond Category(13)	11.48	8.00
Morningstar Inflation-Protected Bond Category(14)	12.68	6.43
Citigroup 3-Month Treasury Bill Index(5)	4.19	4.54
Lipper Global Flexible Portfolio Category(6)	1.06	6.75
Morningstar World Allocation Category(4)	3.50	9.53
CSFB/Tremont Hedge Fund Multi-Strategy Index(7)	1.95	8.91

The performance data quoted represents average annual total return and assumes reinvestment of all dividend and capital gains as well as fee waivers. Without the fee waivers total returns would have been lower. The performance of the indices except as noted does not take into account taxes, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling: 1.888.886.7423.

The total expense ratio of the Utopia Growth Fund, Utopia Core Fund, Utopia Core Conservative Fund, and Utopia Yield Income fund as of the last prospectus dated January 26, 2008, were 1.76%, 1.71%, 1.66% and 1.65% respectively. The expense ratios include acquired fund fees and expenses and do not include the fee waiver and expense reimbursements.

*   The Fund’s inception was on December 30, 2005.

UTOPIA FUNDS

DESCRIPTION of Benchmarks and Indices

(1)            Morgan Stanley Capital InternationalSM (MSCI®) World Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets throughout the world and excludes certain market segments unavailable to U.S. based investors.

(2)            S&P 500 is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

(3)            The Nasdaq Composite® Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes stocks traded only over-the-counter and not on an exchange.

(4)            Composite of fund performance and includes the expenses of managing registered investment companies. Funds that allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments, with a focus on total return. At least 25% of their portfolio is invested in securities traded outside of the United States, including shares of gold mines, gold-oriented mining finance houses, gold coins, or bullion.

(5)            The Citigroup 3-Month Treasury Bill Index is comprised of equal dollar amounts of 3-month Treasury bills purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new 3-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The yield curve average is the basis for calculating the return on the Index. The Index is rebalanced monthly by market capitalization. The Index is unmanaged and cannot be invested in directly.

(6)            Composite of fund performance and includes the expenses of managing registered investment companies. Called the International Hybrid Category prior to June 2003. Includes funds which hold stocks, bonds and cash and invest globally, while most focus on the United States, Canada, Japan and the larger markets of Europe. World-allocation portfolios seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. While these portfolios do explore the whole world, most of them focus on the U.S., Canada, Japan, and the larger markets in Europe. It is rare for such portfolios to invest more than 10% of their assets in emerging markets. These portfolios typically have at least 10% of assets in bonds, less than 70% of assets in stocks, and at least 40% of assets in non-U.S. stocks or bonds.

(7)            Includes hedge funds that allocate capital among various investment strategies and/or that employ unique investment strategies.

(8)            Composite of fund performance and includes the expenses of managing registered investment companies. Moderate-allocation portfolios seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. These portfolios tend to hold larger positions in stocks than conservative-allocation portfolios. These portfolios typically have 50% to 70% of assets in equities and the remainder in fixed income and cash.

(9)            Composite of fund performance and includes the expenses of managing registered investment companies. Target-date portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2015-2029) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. These portfolios get more conservative as the goal date approaches by investing more in bonds and cash. Investment managers structure these portfolios differently; two funds with the same goal year may have different allocations to equities and therefore different levels of return and risk.

(10)     Composite of fund performance and includes the expense of managing registered investment companies. Conservative-allocation portfolios seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. These portfolios tend to hold smaller positions in stocks than moderate-allocation portfolios. These portfolios typically have 20% to 50% of assets in equities and 50% to 80% of assets in fixed income and cash.

(11)     Composite of fund performance and includes the expense of managing registered investment companies. Target-date portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2000-2014) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. These portfolios get more conservative as the goal date approaches by investing more in bonds and cash. Investment managers structure these portfolios differently; two funds with the same goal year may have different allocations to equities and therefore different levels of return and risk.

(12)     The Lehman Brothers Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and U.S. dollar investment grade 144A securities.

(13)     Composite of fund performance and includes the expenses of managing registered investment companies. World bond portfolios invest 40% or more of their assets in foreign bonds. Some world bond portfolios follow a conservative approach, favoring high-quality bonds from developed markets. Others are more adventurous, and own some lower-quality bonds from developed or emerging markets. Some portfolios invest exclusively outside the U.S., while others regularly invest in both U.S. and non-U.S. bonds.

(14)     Composite of fund performance and includes the expenses of managing registered investment companies. Inflation-protected bond portfolios primarily invest in fixed-income securities that increase coupon and/or principal payments at the rate of inflation. These bonds can be issued by any organization, but the U.S. Treasury is currently the largest issuer of these types of securities. Most of these portfolios buy bonds with intermediate- to long-term maturities.

UTOPIA FUNDS

Selected Holdings as of March 31, 2008

GROWTH FUND

UTGRX

At March 31, 2008, the unaudited net asset value per share for the Utopia Growth Fund (“UTGRX” or the “Fund”) was $9.61 per share. Including the distribution made December 28, 2007, total return for the semi-annual period ended March 31, 2008 was -10.6%. Average annual return since inception was 3.95%*. The Fund seeks long-term absolute total return. The Fund seeks to achieve its investment objective independent of the market environment and does not attempt to track or “beat” any benchmark. Maximizing short-term performance is also not an objective.

The Fund ended the period with net assets of $63,668,592. We were quite active during the period as an increase in market volatility produced more favorable buying conditions. New investments and additions to existing positions were primarily on the equity side. We found attractive prices in both deeply out-of-favor sectors like U.S. newspaper publishers and in sectors like alternative energy with more visible long-term growth prospects.

The New York Times Company (NYT) is one of several publishing stocks we added to during the period. We believe that the cash generation power of NYT’s brands including The New York Times, The Boston Globe, and The International Herald Tribune will provide continued funds for new digital media investments and increased dividends and share buybacks.

Carmanah, a small Canadian developer of niche solar-powered applications including navigational buoys and runway lighting, fits into our alternative energy investment theme. The company brought in a new management team at the end of 2007 that is focused on the scalable and profitable pieces of the business. We met with management in March and believe the company is on the right track to take advantage of a strong secular growth opportunity.

Concentration of holdings remains insignificant with no equity positions greater than 1.5% of the Fund’s value. Geographically, the Fund holds nearly equal allocations to Asia/Pacific and the Americas (approximately 40% each), with a lower allocation (approximately 20%) to Europe/Africa. The Fund continues to look for investment opportunities across the globe and anticipates that foreign holdings will remain a significant part of the mix, at least for the foreseeable near-term future.

* The Fund commenced operations on December 30, 2005.

COUNTRY BREAKDOWN As A Percentage of Net Assets on March 31, 2008

Australia	2.97%
Belgium	1.10%
Bermuda	1.18%
Canada	3.67%
Cayman Islands	0.66%
China	0.25%
Finland	1.28%
France	2.82%
Germany	3.27%
Great Britain	2.16%
Greece	0.38%
Hong Kong	3.10%
India	1.39%
Indonesia	0.60%
Ireland	2.20%
Israel	0.77%
Italy	1.48%
Japan	13.50%
Malaysia	2.32%
Netherlands	1.22%
New Zealand	0.87%
Singapore	7.69%
South Africa	0.25%
South Korea	0.57%
Spain	0.66%
Switzerland	3.07%
Taiwan	1.67%
Thailand	1.65%
United States	29.48%
Short Term & Net Other Assets	7.78%
Total Net Assets	100.00%

United Internet AG
Common Stock / Germany / Web Portals-ISP
Pargesa Holding SA-BR
Common Stock / Switzerland / Investment Companies
United Urban Investment Corp
Common Stock / Japan / REITS-Shopping Centers
Banco Santander SA
Common Stock / Spain / Commercial Banks Non-U.S.
Hellenic Telecom Org-Sp ADR
Common Stock / Greece / Telephone-Integrated
Vivendi
Common Stock / France / Media

Holdings are subject to change.

PERFORMANCE

		Since Inception
Average Total Returns	1 year	(12/30/05)
Utopia Growth Fund	(2.82)%	3.95%

GROWTH OF $10,000 CHART

Please Note: Performance calculations are as of March 31, 2008. Past performance is not indicative of future results. Fund inception date is December 30, 2005. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, the Adviser waived fees and reimbursed expenses. Performance returns would have been lower had fees and expenses not been waived and reimbursed.

UTOPIA FUNDS

Selected Holdings as of March 31, 2008

CORE FUND

UTCRX

At March 31, 2008, the unaudited net asset value per share for the Utopia Core Fund (“UTCRX”, or the “Fund”) was $9.74 per share. Including the distribution made December 28, 2007, total return for the semi-annual period ended March 31, 2008 was -7.7%. Average annual return since inception was 4.65%*. The Fund seeks long-term absolute total return. The Fund seeks to achieve its investment objective independent of the market environment and does not attempt to track or “beat” any benchmark. Maximizing short-term performance is also not an objective.

The Fund ended the period with net assets of $96,546,531. We were quite active during the period as an increase in market volatility produced more favorable buying conditions. New investments and additions to existing positions were primarily on the equity side in both deeply out-of-favor areas like Japanese stocks and in sectors offering more visibly favorable long-term secular growth prospects like energy efficiency.

Kansai Paint, the leading player in Japan’s automotive coatings market, is one of several Japanese holdings we added during the period. The stock has suffered from poor overall investor sentiment in Japan and the rising trend in oil-related commodity prices that comprise a significant portion of Kansai Paint’s raw material costs. We believe such sentiment is short-sighted given Kansai Paint’s leading market position not only in Japan (40% share), but also in India (64%), its solid balance sheet, and its strategic focus on continued growth abroad.

Uponor, a Finland-based European leader in the radiant heating systems market, fits into our energy efficiency investment theme. The company is also a leader in high-tech plastic plumbing systems and is winning market share from traditional copper/steel plumbing applications. We bought shares with an estimated 10% dividend yield.

Concentration of holdings remains insignificant with only four equity positions greater than 1% of the Fund’s value. Geographically, the Fund holds nearly equal allocations to Asia/Pacific and the Americas (approximately 40% each), with a lower allocation (approximately 20%) to Europe/Africa. The Fund continues to look for investment opportunities across the globe and anticipates that foreign holdings will remain a significant part of the mix, at least for the foreseeable near-term future.

* The Fund commenced operations on December 30, 2005.

COUNTRY BREAKDOWN As A Percentage of Net Assets on March 31, 2008

Australia	3.00%
Belgium	0.85%
Bermuda	0.96%
Canada	3.67%
Cayman Islands	0.88%
China	0.48%
Finland	1.26%
France	1.82%
Germany	2.73%
Great Britain	2.09%
Greece	0.39%
Hong Kong	2.76%
India	1.48%
Indonesia	0.64%
Ireland	2.04%
Israel	0.58%
Italy	1.37%
Japan	13.39%
Malaysia	2.27%
Netherlands	2.88%
New Zealand	0.64%
Singapore	7.29%
South Korea	0.50%
Spain	0.81%
Switzerland	1.38%
Taiwan	1.78%
Thailand	2.47%
United States	32.87%
Short Term & Net Other Assets	6.72%
Total Net Assets	100.00%

PERFORMANCE

		Since Inception
Average Total Returns	1 year	(12/30/05)
Utopia Core Fund	(0.58)%	4.65%

GROWTH OF $10,000 CHART

Please Note: Performance calculations are as of March 31, 2008. Past performance is not indicative of future results. Fund inception date is December 30, 2005. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, the Adviser waived fees and reimbursed expenses. Performance returns would have been lower had fees and expenses not been waived and reimbursed.

UTOPIA FUNDS

Selected Holdings as of March 31, 2008

COre CONServATIve FUND

UTCCX

At March 31, 2008, the unaudited net asset value per share for the Utopia Core Conservative Fund (“UTCCX”, or the “Fund”) was $10.36 per share. Including the distribution made December 28, 2007, total return for the semi-annual period ended March 31, 2007 was -2.4%. Average annual return since inception was 6.11%*. The Fund seeks long-term absolute total return. The Fund seeks to achieve its investment objective independent of the market environment and does not attempt to track or “beat” any benchmark. Maximizing short-term performance is also not an objective.

The Fund ended the period with net assets of $96,673,032. We were quite active during the period as market volatility presented opportunities to take profits in perceived safe haven investments like Treasury Inflation Protected Securities (TIPS). The Fund sold nearly all of its TIPS during the period as real yields plummeted and prices rose.

The Fund was an active buyer of common stocks, preferred securities and corporate debt with significant interest and dividend yields. New buys included United Urban Investment Corp and Premier Investment Co, both Japanese real estate investment trusts (REITs). These were bought at prices below our estimated net asset values and estimated dividend yields above 5%. We also purchased shares in Collectors Universe, a U.S. listed leader in providing authentication and grading services for a wide range of collectibles, at an estimated 10% dividend yield.

Concentration of holdings remains insignificant with only one equity position greater than 1% of the Fund’s value. Geographically, the Fund holds higher weighting in Americas’ securities than both Asia/Pacific and Europe/Africa securities. The Fund continues to look for investment opportunities across the globe and anticipates that foreign holdings will remain a significant part of the mix, at least for the foreseeable near-term future.

* The Fund commenced operations on December 30, 2005.

COUNtRy BREAkDOwN As A Percentage of Net Assets on March 31, 2008

Australia	1.92%
Austria	0.44%
Belgium	0.44%
Bermuda	0.46%
Canada	2.85%
Cayman Islands	0.51%
China	0.38%
Finland	0.73%
France	2.06%
Germany	1.64%
Great Britain	2.34%
Greece	0.35%
Hong Kong	1.80%
India	0.46%
Indonesia	0.61%
Ireland	1.09%
Israel	0.32%
Italy	0.85%
Japan	8.50%
Malaysia	1.03%
Netherlands	3.42%
New Zealand	0.17%
Norway	0.14%
Singapore	4.24%
South Korea	0.72%
Spain	0.80%
Switzerland	0.80%
Taiwan	1.79%
Thailand	1.94%
United States	45.03%
Short Term & Net Other Assets	12.18%
Total Net Assets	100.00%

PERFORMANCE

		Since Inception
Average Total Returns	1 year	(12/30/05)
Utopia Core Conservative Fund	4.69%	6.11%

GROWTH OF $10,000 CHART

Please Note: Performance calculations are as of March 31, 2008. Past performance is not indicative of future results. Fund inception date is December 30, 2005. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, the Adviser waived fees and reimbursed expenses. Performance returns would have been lower had fees and expenses not been waived and reimbursed.

UTOPIA FUNDS

Selected Holdings as of March 31, 2008

YIELD INCOME FUND

UTYIX

At March 31, 2008, the unaudited net asset value per share for the Utopia Yield Income Fund (“UTYIX”, or the “Fund”) was $10.41 per share. Including the distribution made December 28, 2007, total return for the period ended March 31, 2008 was -0.45%. Average annual return since inception was 6.12%*. The Fund seeks long-term absolute total return. The Fund seeks to achieve its investment objective independent of the market environment and does not attempt to track or “beat” any benchmark. Maximizing short-term performance is also not an objective

The Fund ended the period with net assets of $74,559,245. We were quite active during the period as market volatility presented opportunities to take profits in perceived safe haven investments like Treasury Inflation Protected Securities (TIPS) .The Fund sold a significant portion of its TIPS during the period as real yields plummeted and prices rose.

The Fund was an active buyer of preferred securities and corporate debt that we believe offer attractive long-term risk-adjusted reward potential. Securities in the financial and commercial real estate-related sectors were discounted heavily, affording the Fund opportunities to add a broad basket of new positions at attractive prices.

Concentration of holdings remains insignificant with no equity positions greater than 1% of the Fund’s value. Geographically, the Fund holds a higher weighting in Americas’ securities than both Asia/Pacific and Europe/Africa securities. The Fund continues to look for investment opportunities across the globe and anticipates that foreign holdings will remain a significant part of the mix, at least for the foreseeable near-term future.

* The Fund commenced operations on December 30, 2005.

COUNTRY BREAKDOWN As A Percentage of Net Assets on March 31, 2008

Australia	1.35%
Austria	0.24%
Belgium	0.37%
Bermuda	0.16%
Canada	1.62%
Cayman Islands	0.24%
China	0.10%
Finland	0.56%
France	2.24%
Germany	1.12%
Great Britain	1.39%
Greece	0.34%
Hong Kong	1.06%
India	0.19%
Indonesia	0.26%
Ireland	0.83%
Israel	0.16%
Italy	0.54%
Japan	5.02%
Malaysia	0.77%
Netherlands	3.14%
New Zealand	0.48%
Norway	0.07%
Singapore	2.51%
South Korea	0.36%
Spain	0.54%
Switzerland	0.78%
Taiwan	0.78%
Thailand	0.88%
United States	47.86%
Short Term & Net Other Assets	24.06%
Total Net Assets	100.0%

PERFORMANCE

		Since Inception
Average Total Returns	1 year	(12/30/05)
Utopia Yield Income Fund	5.79%	6.12%

GROWTH OF $10,000 CHART

Please Note: Performance calculations are as of March 31, 2008. Past performance is not indicative of future results. Fund inception date is December 30, 2005. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, the Adviser waived fees and reimbursed expenses. Performance returns would have been lower had fees and expenses not been waived and reimbursed.

UTOPIA FUNDS

SCHEDULE of Investments

FINANCIAL
Statements

As of March 31, 2008 (Unaudited)	UTOPIA FUNDS Growth Fund

SCHEDULE of Investments

	Shares	Value
COMMON STOCKS (84.7%)
Apparel (0.4%)
Ocean Sky International Ltd.(1)	1,664,000	$278,774

Auto Manufacturers (0.7%)
Showa Aircraft Industry Co. Ltd.(1)	50,000	435,323

Banks (3.9%)
Banco Santander SA	20,500	408,770
Idaho Trust Bancorp*(1)(2)	18,000	149,564
MidWestOne Financial Group, Inc.*	24,700	417,924
Mitsubishi UFJ Financial Group, Inc. - ADR	55,000	478,499
Mizuho Financial Group(1)	80	295,519
National Bancshares, Inc.*	47,000	119,850
Nexity Financial Corp.*	31,000	208,320
North Valley Bancorp	8,000	95,040
The Shikoku Bank Ltd.(1)	48,000	205,120
Southern National Bancorp of Virginia, Inc.*	1,155	9,818
The Tokushima Bank Ltd.(1)	20,000	117,659
		2,506,083
Beverages (0.9%)
Diedrich Coffee, Inc.*	105,543	242,749
Swiss Water Decaffeinated Coffee Income Fund	41,400	294,836
		537,585
Building Materials (1.1%)
Dynasty Ceramic PCL(1)	650,000	337,232
ENDO Lighting Corp.(1)	100,000	360,407
		697,639
Chemicals (3.4%)
Arkema - ADR*	5	280
CENTROTEC Sustainable AG*(1)	25,850	560,802
Century Sunshine Ecological Technology Holdings Ltd.(1)	2,930,000	130,939
Chemical Co. of Malaysia BHD(1)	340,200	283,615
Kansai Paint Co. Ltd.(1)	67,000	439,370
Meghmani Organics Ltd.(1)	1,493,500	425,118
Yip’s Chemical Holdings Ltd(1)	470,000	347,549
		2,187,673
Commercial Services (2.2%)
Career Education Corp.*	35,000	445,200
Collectors Universe	41,300	429,107
H&R Block, Inc.	25,000	519,000
		1,393,307
Distribution-Wholesale (0.6%)
China Hong Kong Photo Products Holdings Ltd.(1)	4,487,000	399,253

Diversified Financial Services (2.2%)
Guoco Group Ltd.(1)	57,000	559,315
Macquarie Group Ltd.	5,000	241,361
Premier Wealth Management*	214,100	19,269
Premier Wealth Management*(1)(3)	161,000	14,490
SinoPac Financial Holding Co.(1)	500,000	238,101
Takagi Securities Co. Ltd.(1)	140,000	310,280
		1,382,816
Electrical Components & Equipment (2.4%)
Carmanah Technologies Corp.*	309,000	279,965
FINETEC Corp.(1)	30,000	361,503
Merix Corp.*	55,400	113,016
Viridis Clean Energy Group(1)	402,511	232,190
Xantrex Technology, Inc.*	76,965	524,123
Xantrex Technology, Inc. CN*	1,035	7,051
		1,517,848
Energy-Alternate Sources (0.2%)
Plambeck Neue Energien AG*(1)	38,000	139,117

Entertainment (1.7%)
TMS Entertainment Ltd.(1)	176,000	423,510
Toei Co. Ltd.(1)	65,000	341,952
Yoshimoto Kogyo Co. Ltd.(1)	26,020	344,319
		1,109,781
Environmental Control (0.3%)
Sinomem Technology Ltd.*(1)	476,813	222,671

Food (2.6%)
Celestial Nutrifoods Ltd.(1)	325,000	157,087
China Milk Products Group Ltd.(1)	390,000	185,926
Galaxy Nutritional Foods, Inc.*	645,594	109,751
Petra Foods Ltd.(1)	237,000	224,181
Tofutti Brands, Inc.*	66,675	178,689
Total Produce PLC(1)	442,000	424,827
Turners & Growers Ltd.(1)	200,000	331,101
Turners & Growers Ltd. - Bonus Shares(1)	9,569	15,799
		1,627,361
Gas (0.5%)
Great Taipei Gas Co. Ltd.(1)	505,000	306,511

Healthcare Products (1.4%)
LMA International NV*(1)	1,100,000	172,378
Techno Medica Co. Ltd.(1)	311	722,398
		894,776
Holding Companies (3.2%)
Babcock & Brown Wind Partners(1)	420,000	593,031
Haw Par Corp.(1)	202,000	1,016,375
Hotung Investment Holdings Ltd.(1)	2,034,000	306,320
India Hospitality Corp.*	23,500	148,050
		2,063,776
Home Builders (1.1%)
Johor Land BHD(1)	730,800	254,369
Sekisui Chemical Co. Ltd.(1)	74,000	450,290
		704,659
Insurance (5.1%)
AXA SA(1)	16,500	596,756
Financial Industries Corp.*	64,100	416,651
Jerneh Asia BHD*(1)	696,100	314,937

	Shares	Value
Insurance (Continued)
Kurnia Asia BHD*(1)	1,079,900	$262,201
Liberty Holdings Ltd.(1)	6,700	156,877
Muenchener Rueckversicherungs AG(1)	1,500	294,221
Old Mutual PLC(1)	260,000	570,547
Pacific & Orient BHD	2,200	977
Panin Life Tbk PT(1)	3,000,000	48,890
Singapore Reinsurance(1)	800,000	198,133
Swiss Reinsurance(1)	4,500	393,358
		3,253,548
Internet (7.4%)
CS Loxinfo PCL(1)	1,891,500	250,272
eBay, Inc.*	16,500	492,360
FTD Group, Inc.	20,500	275,110
Internet Gold-Golden Lines Ltd.*	60,010	489,081
Kintera, Inc.*	731,602	424,329
The Knot, Inc.*	27,600	324,300
NutriSystem, Inc.*	26,275	395,964
Sify Ltd.- ADR*	102,500	457,150
Travelzoo, Inc.*	47,000	518,880
United Internet AG(1)	22,000	477,327
United Online, Inc.	60,000	633,599
		4,738,372
Investment Companies (2.7%)
Allco Equity Partners Ltd.(1)	88,000	150,295
Pargesa Holding SA(1)	14,000	1,561,083
		1,711,378
Iron/Steel (0.7%)
Tokyo Steel Manufacturing Co. Ltd.(1)	31,500	432,774

Leisure Time (0.7%)
California WOW Xperience PCL*	244,619	32,321
H.I.S. Co. Ltd.(1)	28,000	407,542
		439,863
Lodging (0.6%)
Paliburg Holdings Ltd.(1)	12,658,262	354,734

Machinery-Diversified (1.3%)
ATS Automation Tooling Systems, Inc.*	76,020	448,070
Gehl Co.*	21,000	355,740
		803,810
Media (6.8%)
CBS Corp.	15,000	331,200
Gannett Co., Inc.	20,500	595,525
Independent News & Media PLC(1)	297,850	976,674
Mondo TV SpA*(1)	22,500	229,774
The New York Times Co.	25,000	472,000
Spir Communication(1)	5,000	476,590
Time Warner, Inc.	2,000	28,040
Vivendi(1)	11,670	456,486
The Washington Post Co.	800	529,200
Workpoint Entertainment(1)	500,000	258,855
		4,354,344
Mining (0.5%)
Royal Gold, Inc.	9,500	286,615

Miscellaneous Manufacturers (2.5%)
AGFA-Gevaert NV(1)	90,000	702,370
Cycle Country Accessories Corp.*	154,000	271,810
Leggett & Platt, Inc.	22,000	335,500
Uponor Oyj(1)	12,200	286,888
		1,596,568
Oil & Gas (5.2%)
Aurora Oil & Gas Corp.*	670,000	428,800
BP PLC	8,000	485,200
Enerplus Resources Fund CN	7,650	332,771
Enerplus Resources Fund	920	39,928
Gasco Energy, Inc.*	64,400	157,136
Harvest Energy Trust	13,000	290,810
Paramount Energy Trust	18,000	145,550
Penn West Energy Trust	5,000	139,900
Penn West Energy Trust CN	9,373	262,986
Royal Dutch Shell PLC	7,000	471,660
Singapore Petroleum Co. Ltd.(1)	70,000	346,265
Transmeridian Exploration, Inc.*	222,950	200,655
		3,301,661
Oil Refining & Marketing (0.8%)
Neste Oil Oyj(1)	15,080	527,368

Pharmaceuticals (3.3%)
Apex Healthcare BHD(1)	681,000	344,216
Bristol-Myers Squibb Co.	19,900	423,870
C&O Pharmaceutical Technology Holdings Ltd.(1)	891,400	199,204
Eu Yan Sang International Ltd.(1)	620,000	258,459
NBTY, Inc.*	14,500	434,274
Pfizer, Inc.	20,000	418,600
		2,078,623
Real Estate (3.3%)
Amanah Harta Tanah PNB(1)	39,300	10,788
APN Property Group Ltd.(1)	446,250	373,938
Housevalues, Inc.*	351,000	828,359
Risanamento SpA*(1)	95,800	282,435
Ticon Industrial(1)	277,200	169,306
UOL Group Ltd.(1)	161,000	454,466
		2,119,292
REITS (4.0%)
Cambridge Industrial Trust(1)	992,000	446,542
HRPT Properties Trust	25,200	169,596
ING Property Trust(1)	280,000	209,151
MID Reit, Inc.(1)	121	476,317
Parkway Life Real Estate Investment Trust(1)	414,000	359,725
Premier Investment Co.(1)	53	320,201
Strategic Hotels & Resorts, Inc.	17,000	223,210
United Urban Investment Corp.(1)	54	337,696
		2,542,438

	Shares	Value
Retail (3.2%)
Bijou Brigitte AG(1)	2,300	$362,883
Borders Group, Inc.	52,000	305,240
Food Junction Holdings(1)	1,307,000	437,835
Kyoto Kimono Yuzen Co. Ltd.(1)	724	638,982
Multi Indocitra Tbk PT(1)	3,860,000	267,887
		2,012,827
Savings & Loans (0.0%)(4)
First Federal of Northern Michigan Bancorp, Inc.	2,870	21,525
Monarch Community Bancorp, Inc.	999	10,090
		31,615
Software (2.5%)
IBA Healthcare Ltd.*(1)	706,155	302,607
Kingdee International Software Group Co. Ltd.(1)	689,000	533,333
Software Service, Inc.	42,700	580,443
Tose Co. Ltd.*(1)	17,600	187,749
		1,604,132
Telecommunications (4.2%)
3Com Corp.*	156,700	358,843
AT&T, Inc.	8,000	306,400
Chunghwa Telecom Co.(1)	80,000	211,193
Deutsche Telekom AG	15,000	248,700
Fastweb(1)	13,550	431,125
France Telecom SA	8,000	268,640
Hellenic Telecommunications Organization SA	17,000	239,530
Longcheer Holdings Ltd.(1)	1,050,000	286,825
Verizon Communications, Inc.	8,000	291,600
		2,642,856
Toys-Games-Hobbies (0.4%)
Action Products International, Inc.*(1)	227,193	238,553

Transportation (0.7%)
Sakai Moving Service Co. Ltd.	14,025	289,843
Singapore Post Ltd.(1)	200,000	167,823
		457,666
TOTAL COMMON STOCKS (Identified Cost $60,410,274)		53,933,990

INVESTMENT COMPANIES (1.1%)
Closed-end Funds (1.1%)
JZ Equity Partners PLC(1)	141,000	316,632
Macquarie International Infrastructure Fund Ltd.(1)	676,000	394,614

TOTAL INVESTMENT COMPANIES (Identified Cost $857,373)		711,246

PREFERRED STOCKS (4.4%)
Banks (1.2%)
Bank of America Corp., Series E, 4.000%	11,000	190,519
HSBC USA, Inc., 4.000%	4,600	86,020
Midwest Banc Holdings, Inc., 7.750%	410	10,408
Santander Finance Preferred SA Unipersonal, 4.000%	500	8,650
Taylor Capital Trust, 9.750%	4,890	121,737
U.S. Bancorp, Series B, 4.860%	9,000	162,000
Wells Fargo Capital IV, 7.000%	8,165	196,531
		775,865
Diversified Financial Services (0.6%)
Goldman Sachs Group, Inc. Series D, 4.590%	6,000	106,740
JP Morgan Chase Capital X, 7.000%	4,500	111,150
Merrill Lynch & Co. Inc., Series H, 3.840%	9,800	136,024
Morgan Stanley Group, Inc., Series A, 4.958%	1,000	18,475
		372,389
Insurance (0.8%)
American International Group, Inc., 7.700%	7,500	187,425
MetLife, Inc., Series A, 4.000%	15,700	314,000
		501,425
REITS (0.0%)(4)
Innkeepers USA Trust, 8.000%	20	243

Schools (0.6%)
New Horizons Worldwide, Inc.(1)(2)	11,470	407,291

Software (0.1%)
Interactive Voice, Data, and Fax, Inc.*(1)(2)	13,450	37,978

Sovereign Agency (1.1%)
Federal Home Loan Mortgage Corporation
Series L, 3.580%	5,000	155,000
Series S, 4.000%	6,000	198,000
Federal National Mortgage Association
Series F, 1.460%	14,990	348,518
Series P, 4.500%	1,000	17,470
		718,988
TOTAL PREFERRED STOCKS (Identified Cost $3,008,895)		2,814,179

Interest	Maturity	Principal
Rate	Date	Amount	Value
CONVERTIBLE BONDS (0.2%)
Semiconductors (0.2%)
ASM International NV
4.250%	12/06/2011	$125,000	131,406

TOTAL CONVERTIBLE BONDS (Identified Cost $125,000)			131,406

Interest	Maturity	Principal
Rate	Date	Amount	Value
CORPORATE BONDS (0.2%)
Banks (0.1%)
Rabobank Nederland(5)
4.500%	11/12/2008	$50,000	$50,127

Finance – Mortgage/Loan Banker (0.1%)
Thornburg Mortgage, Inc.
8.000%	05/15/2013	160,000	92,800

TOTAL CORPORATE BONDS (Identified Cost $185,562)			142,927

REVERSE CONVERTIBLE BONDS (0.2%)
Appliances (0.2%)
Barclays Bank PLC - Whirlpool Corp.
9.250%	04/25/2008	120,000	113,208

TOTAL REVERSE CONVERTIBLE BONDS (Identified Cost $120,024)			113,208

STRUCTURED CORPORATE BONDS (0.8%)
Non-Inversion (0.8%)
American International Group, Inc. 30 yr -2yr CMS(5)
7.500%	03/23/2022	500,000	486,250

TOTAL STRUCTURED CORPORATE BONDS (Identified Cost $485,625)			486,250

Exercise	Expiration
Price	Date	Shares	Value
PURCHASED OPTION (0.6%)
Call Options (0.4%)
Bank of America Corp.
$35.00	01/17/2009	75	47,063
CBOE SPX Volatility
$25.00	04/16/2008	33	7,095
$27.50	04/16/2008	140	17,500
$30.00	04/16/2008	294	21,315
Citigroup, Inc.
$20.00	01/17/2009	200	92,000
JPMorgan Chase & Co.
$40.00	01/17/2009	70	55,300
			240,273
Put Options (0.2%)
iShares Lehman 20+ Year Treasury Bond Fund
$95.00	04/19/2008	330	39,600
$96.00	04/19/2008	230	37,950
$97.00	04/19/2008	260	59,150
PowerShares DB Commodity Index Tracking Fund
$33.00	04/19/2008	200	17,000
$30.00	04/19/2008	50	500
$31.00	04/19/2008	50	375
$32.00	04/19/2008	50	750
			155,325
TOTAL PURCHASED OPTIONS (Identified Cost $393,414)			395,598

WARRANTS (0.4%)
Holding Companies (0.2%)
India Hospitality Corp. Warrants*
$5.00	08/01/2010	47,000	85,775

Insurance (0.0%)(4)
Jerneh Asia BHD Warrants*
1.60 MYR	07/26/2012	48,900	6,880

Lodging (0.0%)(4)
Paliburg Holdings Ltd. Warrants*
0.21 HKD	11/05/2009	737,255	5,873

Real Estate (0.1%)
Bakrieland Development Tbk PT*
250.00 IDR	04/30/2010	2,100,000	68,441

Schools (0.1%)
New Horizons Worldwide, Inc.*(1)(2)
$0.75	07/03/2012	71,111	61,506

Software (0.0%)(4)
Interactive Voice, Data, and Fax, Inc. Warrants*(1)(2)
$17.33	07/06/2008	5,604	2

Toys-Games-Hobbies (0.0%)(4)
Action Products International, Inc. Warrants*(1)(2)
$3.75	01/31/2010	425	23

TOTAL WARRANTS (Identified Cost $43,543)			228,500

Interest	Maturity	Shares/Principal
Rate	Date	Amount
SHORT TERM INVESTMENTS (2.9%)
Money Markets (1.9%)
Northern Institutional Fund - Diversified Asset Portfolio		1,214,794	1,214,794

U.S. Treasury Bills (1.0%)
U.S. Treasury Bills, Discount Notes
1.500%	9/18/2008	$650,000	645,473

TOTAL SHORT TERM INVESTMENTS (Identified Cost $1,860,190)			1,860,267

TOTAL INVESTMENTS (95.5%) (Identified Cost $67,489,900)			60,817,571

TOTAL OTHER ASSETS LESS LIABILITIES (4.5%)			2,859,227

TOTAL NET ASSETS (100.0%)			$63,676,798

	Shares	Value
SCHEDULE OF SECURITIES SOLD SHORT
IShares MSCI Mexico	(4,000)	$(236,400)

TOTAL SECURITIES SOLD SHORT (Proceeds $241,474)		$(236,400)

SCHEDULE OF RESTRICTED AND ILLIQUID SECURITIES

Principal	Acquisition	Market	Value as a %
Amount/Shares	Date	Value	of Net Assets
Action Products International, Inc. Warrants*(1)(2)
425	1/10/2006	$23	0.0	%(4)
Idaho Trust Bancorp*(1)(2)
18,000	8/30/2006	149,564	0.2%
Interactive Voice, Data, and Fax Inc.*(1)(2)
13,450	9/14/2006-1/5/2007	37,978	0.0	%(4)
Interactive Voice, Data, and Fax Inc. Warrants*(1)(2)
5,604	1/5/2007	2	0.0	%(4)
New Horizons Worldwide Inc.*(1)(2)
11,470	7/3/2007	407,291	0.6%
New Horizons Worldwide Inc. Warrants*(1)(2)
71,111	7/3/2007	61,506	0.1%
Premier Wealth Management*(1)(3)
161,000	5/26/2006-7/11/2006	14,490	0.0	%(4)
		$670,854	0.9%

*	Non Income Producing Security
(1)	Fair valued security under procedures established by the Trust’s Board of Trustees. Total market value of fair valued securities as of March 31, 2008 is $33,134,232.
(2)	This security is considered illiquid by the investment adviser.
(3)

These securities are not registered, but may be resold only to “qualified institutional buyers” in transactions exempt from registration in accordance with Rule 144A under the Securities Act of 1933 and are technically considered “restricted securities”. These securities are considered liquid by the investment adviser. The costs of the securities are $297, 600.

(4)	Less than 0.05% of Total Net Assets.
(5)	Represents a step bond. Rate disclosed is as of March 31, 2008.
(6)	Represents a variable or increasing rate security. Rate disclosed is as of March 31, 2008.

ADR – American Depositary Receipts

AG - Aktiengesellshaft (German: stock corporation)

BHD – Berhad

CMS – Constant Maturity Swap Curve

CN – Canadian Exchange

IDR – Indonesian Rupiah

NV – Naamloze Vennotschap

OYJ – Julkinen Osakeyhtio (Finnish: public limited (trade) company)

PCL – Public Company Limited

PLC – Public Limited Company

PNB – Permodalan Naional Berhad

PT – Perseroan Terbuka (Indonesia limited liability company)

REIT – Real Estate Investment Trust

SA – Societe Anonyme (French company designation)

SpA – Societa per Azioni (Italian: Limited share company)

See Notes to Schedule of Investments

UTOPIA FUNDS Core Fund	As of March 31, 2008 (Unaudited)

SCHEDULE of Investments

	Shares	Value
COMMON STOCKS (75.5%)
Apparel (0.6%)
Ocean Sky International Ltd.(1)	3,700,000	$619,870

Auto Manufacturers (0.4%)
Showa Aircraft Industry Co. Ltd.(1)	45,000	391,790

Banks (4.4%)
Banco Santander SA	22,000	438,680
Idaho Trust Bancorp*(1)(2)	46,500	386,373
MidWestOne Financial Group, Inc.*	44,983	761,104
Mitsubishi UFJ Financial Group, Inc. - ADR	30,000	261,000
Mizuho Financial Group(1)	175	646,449
National Bancshares, Inc.*	130,000	331,500
Nexity Financial Corp.*	56,714	381,118
North Valley Bancorp	21,500	255,420
The Shikoku Bank Ltd.(1)	83,000	354,686
Southern National Bancorp of Virginia, Inc.*	1,718	14,603
The Tokushima Bank Ltd.(1)	70,000	411,806
		4,242,739
Beverages (0.9%)
Diedrich Coffee, Inc.*	150,094	345,216
Swiss Water Decaffeinated Coffee Income Fund	63,800	454,360
		799,576
Building Materials (1.4%)
Dynasty Ceramic PCL(1)	1,476,800	766,191
ENDO Lighting Corp.(1)	167,000	601,880
		1,368,071
Chemicals (3.0%)
CENTROTEC Sustainable AG*(1)	35,650	773,408
Century Sunshine Ecological Technology Holdings Ltd.(1)	4,070,000	181,885
Chemical Co. of Malaysia BHD(1)	63,500	52,938
Kansai Paint Co. Ltd.(1)	86,000	563,967
Meghmani Organics Ltd.(1)	2,651,400	754,709
Yip’s Chemical Holdings Ltd.(1)	808,000	597,488
		2,924,395
Commercial Services (1.4%)
Career Education Corp.*	32,040	407,549
Collectors Universe	54,000	561,060
H&R Block, Inc.	16,500	342,540
		1,311,149
Distribution-Wholesale (0.6%)
China Hong Kong Photo Products Holdings Ltd.(1)	6,656,000	592,251

Diversified Financial Services (2.0%)
Guoco Group Ltd.(1)	77,000	755,565
Macquarie Group Ltd.	3,700	178,607
Premier Wealth Management*	364,000	32,814
Premier Wealth Management*(1)(3)	398,000	35,820
SinoPac Financial Holding Co.(1)	1,041,000	495,727
Takagi Securities Co. Ltd.(1)	170,000	376,768
		1,875,301
Electrical Components & Equipment (1.8)%
FINETEC Corp.(1)	40,000	482,005
Merix Corp.*	91,001	185,642
Viridis Clean Energy Group(1)	739,993	426,868
Xantrex Technology, Inc.*	89,160	607,168
Xantrex Technology, Inc. CN*	2,515	17,134
		1,718,817
Energy-Alternate Sources (0.1%)
Plambeck Neue Energien AG*(1)	35,150	128,683

Entertainment (2.6%)
Avex Group Holdings, Inc. (1)	57,400	620,471
TMS Entertainment Ltd.(1)	318,000	765,205
Toei Co. Ltd.(1)	108,000	568,167
Yoshimoto Kogyo Co. Ltd.(1)	40,194	531,882
		2,485,725
Environmental Control (0.3%)
Sinomem Technology Ltd.*(1)	710,000	331,569

Food (3.0%)
Celestial Nutrifoods Ltd.(1)	950,000	459,178
China Milk Products Group Ltd.(1)	600,000	286,040
Galaxy Nutritional Foods, Inc.*	830,947	141,261
Petra Foods Ltd.(1)	472,000	446,470
Tofutti Brands, Inc.*	120,756	323,626
Total Produce PLC(1)	858,000	824,664
Turners & Growers Ltd.(1)	257,500	426,292
Turners & Growers Ltd. – Bonus Shares(1)	12,320	20,341
		2,927,872
Gas (0.4%)
Great Taipei Gas Co. Ltd.(1)	600,000	364,171

Healthcare Products (1.5%)
LMA International NV*(1)	2,301,000	360,584
Techno Medica Co. Ltd.(1)	467	1,084,758
		1,445,342
Holding Companies (2.6%)
Babcock & Brown Wind Partners(1)	500,000	705,989
Haw Par Corp.(1)	210,000	1,056,629
Hotung Investment Holdings Ltd.(1)	2,700,000	406,620
India Hospitality Corp.*	57,000	359,100
		2,528,338
Home Builders (1.1%)
Johor Land BHD(1)	1,296,000	451,098
Sekisui Chemical Co. Ltd.(1)	99,000	602,414
		1,053,512
Insurance (4.8%)
AXA SA(1)	18,500	669,092
Financial Industries Corp.*	136,200	885,300
Jerneh Asia BHD*(1)	1,176,260	532,176

	Shares	Value
Insurance (Continued)
Kurnia Asia BHD*(1)	2,516,000	$610,888
Muenchener Rueckversicherungs AG(1)	3,000	588,441
Old Mutual PLC(1)	285,000	625,408
Panin Life Tbk PT(1)	5,000,000	81,484
Singapore Reinsurance(1)	343,400	85,049
Swiss Reinsurance(1)	6,300	550,701
		4,628,539
Internet (5.8%)
CS Loxinfo PCL(1)	4,702,500	622,206
eBay, Inc.*	17,700	528,168
FTD Group, Inc.	29,800	399,916
HLTH Corp.*	53,000	505,620
Internet Gold-Golden Lines Ltd.*	69,000	562,350
Kintera, Inc.*	628,800	364,704
The Knot, Inc.*	3,500	41,125
NutriSystem, Inc.*	27,000	406,890
Sify Ltd.- ADR*	152,000	677,921
Travelzoo, Inc.*	55,000	607,200
United Internet AG(1)	7,500	162,725
United Online, Inc.	62,500	660,000
		5,538,825
Investment Companies (0.8%)
Pargesa Holding SA(1)	7,000	780,541

Iron/Steel (0.6%)
Tokyo Steel Manufacturing Co. Ltd.(1)	44,900	616,875

Leisure Time (0.9%)
California WOW Xperience PCL*	636,873	84,148
H.I.S. Co. Ltd.(1)	53,500	778,697
		862,845
Lodging (0.5%)
Paliburg Holdings Ltd.(1)	18,195,203	509,900

Machinery-Diversified (1.1%)
ATS Automation Tooling Systems, Inc.*	116,940	689,256
Gehl Co.*	22,000	372,680
		1,061,936
Media (4.6%)
CBS Corp.	7,000	154,560
Gannett Co. Inc	20,500	595,525
Independent News & Media PLC(1)	350,200	1,148,333
Mondo TV SpA*(1)	29,778	304,098
The New York Times Co.	35,000	660,800
Spir Communication(1)	4,500	428,931
The Washington Post Co.	1,000	661,500
Workpoint Entertainment(1)	943,300	488,356
		4,442,103
Mining (0.4%)
Royal Gold, Inc.	12,500	377,125

Miscellaneous Manufacturers (2.2%)
AGFA-Gevaert NV(1)	105,000	819,431
Cycle Country Accessories Corp.*	273,234	482,258
Leggett & Platt, Inc.	27,000	411,750
Uponor Oyj(1)	18,350	431,508
		2,144,947
Oil & Gas (4.9%)
BP PLC	10,000	606,500
Aurora Oil & Gas Corp.*	558,900	357,696
Enerplus Resources Fund	11,390	495,458
Gasco Energy, Inc.*	36,800	89,792
Harvest Energy Trust	24,300	543,590
Paramount Energy Trust	40,000	323,445
Penn West Energy Trust - CN	13,544	380,016
Penn West Energy Trust	12,500	349,750
Royal Dutch Shell PLC	9,000	606,420
Singapore Petroleum Co. Ltd.(1)	100,000	494,664
Transmeridian Exploration, Inc.*	549,083	494,175
		4,741,506
Oil Refining & Marketing (0.8%)
Neste Oil Oyj(1)	22,530	787,904

Pharmaceuticals (2.3%)
Apex Healthcare BHD(1)	700,000	353,819
Bristol-Myers Squibb Co.	13,800	293,940
C&O Pharmaceutical Technology Holdings Ltd.(1)	1,569,600	350,764
Eu Yan Sang International Ltd.(1)	745,000	310,568
NBTY, Inc.*	18,390	550,780
Pfizer, Inc.	16,000	334,880
		2,194,751
Real Estate (3.5%)
Amanah Harta Tanah PNB(1)	172,600	47,379
Amanah Harta Tanah PNB 2(1)	778,974	127,227
APN Property Group Ltd.(1)	557,200	466,909
AVJennings Homes Ltd.(1)	71,339	40,455
Housevalues, Inc.*	428,000	1,010,080
Northern European Properties Ltd.(1)	178,482	227,227
Risanamento SpA*(1)	139,400	410,975
Ticon Industrial(1)	696,000	425,098
UOL Group Ltd.(1)	222,000	626,655
		3,382,005
REITS (3.3%)
Cambridge Industrial Trust(1)	1,060,000	477,152
HRPT Properties Trust	40,000	269,200
ING Property Trust(1)	225,000	168,068
MID Reit, Inc.(1)	177	696,761
Parkway Life Real Estate Investment Trust(1)	594,000	516,127
Premier Investment Co.(1)	63	380,616
Strategic Hotels & Resorts, Inc.	30,000	393,900
United Urban Investment Corp.(1)	66	412,740
		3,314,564

	Shares	Value
Retail (3.2%)
Bijou Brigitte AG(1)	3,800	$599,545
Borders Group, Inc.	45,000	264,150
Food Junction Holdings(1)	2,544,000	852,220
Kyoto Kimono Yuzen Co. Ltd.(1)	1,046	923,173
Multi Indocitra Tbk PT(1)	5,460,000	378,928
		3,018,016
Savings & Loans (0.3%)
First Federal of Northern Michigan Bancorp, Inc.	37,205	279,038

Software (2.1%)
IBA Healthcare Ltd.*(1)	1,225,000	524,947
Kingdee International Software Group Co. Ltd.(1)	680,000	526,366
Software Service, Inc.	53,500	727,252
Tose Co. Ltd.*(1)	23,500	250,688
		2,029,253
Telecommunications (4.0%)
3Com Corp.*	150,000	343,500
AT&T, Inc.	10,100	386,830
Chunghwa Telecom Co.(1)	172,000	454,065
Deutsche Telekom AG	23,000	381,340
Fastweb(1)	19,033	605,579
France Telecom SA	12,000	402,960
Hellenic Telecommunications Organization SA	27,000	380,430
Longcheer Holdings Ltd.(1)	1,950,000	532,675
Verizon Communications, Inc.	11,100	404,595
		3,891,974
Toys-Games-Hobbies (0.6%)
Action Products International, Inc.*	517,607	543,487

Transportation (0.7%)
Sakai Moving Service Co. Ltd.	17,600	363,724
Singapore Post Ltd.(1)	400,000	335,646
		699,370
TOTAL COMMON STOCKS (Identified Cost $84,784,642)		72,954,675

INVESTMENT COMPANIES (0.9%)
Closed-end Funds (0.9%)
JZ Equity Partners PLC(1)	196,035	440,220
Macquarie International Infrastructure Fund Ltd.(1)	711,000	415,045

TOTAL INVESTMENT COMPANIES (Identified Cost $1,061,201)		855,265

PREFERRED STOCKS (7.4%)
Banks (3.5%)
Bank of America Corp., Series E, 4.000%	33,000	571,560
HSBC USA, Inc., 4.000%	30,000	561,000
Midwest Banc Holdings, Inc., 7.750%	25,718	652,851
Santander Finance Preferred SA Unipersonal, 4.000%	20,000	346,000
Susquehanna Capital Group, Series I, 9.375%	20,000	505,000
Taylor Capital Trust, 9.750%	7,438	185,169
U.S. Bancorp, Series B, 4.860%	4,900	88,200
Wells Fargo Capital IV, 7.000%	12,000	288,840
Zions Bancorp, Series A, 4.000%	13,000	220,675
		3,419,295
Diversified Financial Services (1.1%)
The Goldman Sachs Group, Inc., Series D, 4.590%	22,600	402,054
Merrill Lynch & Co., Inc., Series H, 3.840%	25,000	347,000
Temecula Valley Statutory Trust VI, 9.450%	28,300	290,075
		1,039,129
Insurance (0.9%)
American International Group, Inc., 7.700%	6,700	167,433
Everest Re Capital Trust, 6.200%	2,700	54,162
MetLife, Inc., Series A, 4.000%	23,500	470,000
The Phoenix Cos, Inc., 7.4500%	1,800	35,982
Prudential Financial, Inc., 6.480%	5,200	123,240
		850,817
REITS (0.2%)
Duke Realty Corp., 7.250%	500	11,605
Post Properties, Inc., 8.500%	4,500	213,750
		225,355
Schools (0.3%)
New Horizons Worldwide, Inc.*(1)(2)	8,602	305,451

Software (0.1%)
Interactive Voice, Data, and Fax, Inc.,*(1)(2)	35,200	99,391

Sovereign Agency (1.3%)
Federal Home Loan Mortgage Corporation
Series L, 3.580%	5,350	165,850
Series S, 4.000%	12,500	412,500
Federal National Mortgage Association
Series F, 1.460%	22,300	518,475
Series P, 4.500%	6,500	113,555
		1,210,380
TOTAL PREFERRED STOCKS (Identified Cost $7,946,310)		7,149,818

Interest	Maturity	Principal
Rate	Date	Amount	Value
CONVERTIBLE BONDS (2.1%)
Semiconductors (0.3%)
ASM International NV
4.250%	12/06/2011	$230,000	$241,788

Foreign Convertible Bonds (1.8%)
Investment Companies (1.2%)
Pargesa Netherlands NV - CHF
1.750%	06/15/2014	1,340,000	1,187,393
Telecommunications (0.6%)
Macquarie Communications Infrastructure Management
2.500%	08/23/2013	750,000	555,000
			1,742,393
TOTAL CONVERTIBLE BONDS (Identified Cost $1,999,684)			1,984,181

CORPORATE BONDS (2.1%)
Banks (0.4%)
National City Corp.
4.900%	01/15/2015	250,000	180,457
Rabobank Nederland(5)
4.500%	11/12/2008	170,000	170,431
			350,888
Diversified Financial Services (1.0%)
CIT Group, Inc.
7.625%	11/30/2012	550,000	457,294
Morgan Stanley(6)
8.250%	03/14/2028	500,000	497,499
			954,793
Electrical Components & Equipment (0.1%)
Pacificorp, Series H
6.375%	05/15/2008	125,000	125,492

Oil & Gas (0.6%)
Husky Oil Co.
8.900%	08/15/2028	573,000	580,081

TOTAL CORPORATE BONDS (Identified Cost $2,052,792)			2,011,254

MUNICIPAL BONDS (0.5%)
Medical (0.5%)
North Carolina Medical Care Commission
9.000%	12/01/2036	325,000	325,000
Virginia Commonwealth University
7.000%	07/01/2030	200,000	200,000

TOTAL MUNICIPAL BONDS
(Identified Cost $525,000)			525,000

REVERSE CONVERTIBLE BONDS (0.4%)
Appliances (0.4%)
Barclays Bank PLC - Whirlpool Corp.
9.250%	04/25/2008	415,000	391,511

TOTAL REVERSE CONVERTIBLE BONDS (Identified Cost $415,083)			391,511

STRUCTURED CORPORATE BONDS (4.1%)
Consumer Price Index Linked (0.1%)
Merrill Lynch & Co., Inc.(6)
6.120%	03/24/2009	45,000	44,550

Fixed to Float (1.0%)
ILFC E-Capital Trust I(3)(6)
5.900%	12/21/2065	1,210,000	970,384

LIBOR Floaters (0.6%)
National Semiconductor Corp.(6)
3.050%	06/15/2010	615,000	561,028

Non-Inversion (2.2%)
BNP Paribas 30yr – 10yr CMS(6)
8.000%	01/30/2023	255,000	254,362
Lehman Brothers Holdings, Inc. 30yr - 10yr CMS(6)
8.000%	10/29/2019	50,000	48,000
Lehman Brothers Holdings, Inc. 30yr - 2yr CMS(6)
8.500%	01/10/2022	385,000	371,525
Morgan Stanley 30yr – 2yr CMS(6)
7.500%	02/22/2023	300,000	286,800
Rabobank Nederland 30yr - 2yr CMS(6)
6.820%	04/01/2019	420,000	385,350
The Royal Bank of Scotland PLC 30yr - 10yr CMS(6)
7.000%	12/08/2016	120,000	115,800
Toyota Motor Credit Corp. 30yr - 10yr CMS(6)
8.000%	05/23/2022	500,000	475,624
Toyota Motor Credit Corp. 30yr - 2yr CMS(6)
7.500%	10/31/2016	250,000	250,000
			2,187,461
Range Accrual (0.2%)
BNP Paribas SA 3M Libor 0-7%(6)
7.000%	10/26/2021	236,000	226,820

TOTAL STRUCTURED CORPORATE BONDS (Identified Cost $4,219,640)			3,990,243

Exercise	Expiration
Price	Date	Shares
PURCHASED OPTIONS (0.3%)
Call Options
CBOE SPX Volatility
$25.00	04/16/2008	35	7,525
$27.50	04/16/2008	140	17,500
$30.00	04/16/2008	290	21,025
Citigroup, Inc.
$20.00	01/17/2009	230	105,800
			151,850

Exercise	Expiration
Price	Date	Shares	Value
Put Options
iShares Lehman 20+ Year Treasury Bond Fund
$97.00	04/19/2008	355	$80,763
$96.00	04/19/2008	230	37,950
$95.00	04/19/2008	329	39,480
			158,193
TOTAL PURCHASED OPTIONS (Identified Cost $311,630)			310,043

WARRANTS (0.5%)
Holding Companies (0.2%)
India Hospitality Corp. Warrants*
$5.00 0	8/01/2010	114,000	208,049

Insurance (0.0%)(4)
Jerneh Asia Warrants*
1.60 MYR	07/26/2012	146,760	20,648

Lodging (0.0%)(4)
Paliburg Holdings Ltd. Warrants*
0.21 HKD	11/05/2009	1,045,373	8,328

Real Estate (0.2%)
Bakrieland Development Tbk PT*
250.00 IDR	04/30/2010	4,935,000	160,837

Schools (0.1%)
New Horizons Worldwide, Inc.*(1)(2)
$0.75	07/03/2012	53,333	46,129

Software (0.0%)(4)
Interactive Voice, Data, and Fax, Inc. Warrants*(1)(2)
$17.33	07/06/2008	14,666	4

Toys-Games-Hobbies (0.0%)(4)
Action Products International, Inc. Warrants*(1)(2)
$3.75	01/31/2010	320	18

TOTAL WARRANTS (Identified Cost $60,220)			444,013

Interest	Maturity	Shares/Principal
Rate	Date	Amount
SHORT TERM INVESTMENTS (1.8%)
Money Markets (0.8%)
Northern Institutional Fund - Diversified Asset Portfolio
Diversified Asset Portfolio		728,279	728,279

U.S. Treasury Bills (1.0%)
U.S. Treasury Bills, Discount Notes
1.500%	9/18/2008	$1,000,000	993,035

TOTAL SHORT TERM INVESTMENTS (Identified Cost $1,721,197)			1,721,314

TOTAL INVESTMENTS (95.6%) (Identified Cost $105,097,399)			92,337,317

TOTAL OTHER ASSETS LESS LIABILITIES (4.4%)			4,233,831

TOTAL NET ASSETS (100.0%)			$96,571,148

SCHEDULE OF SECURITIES SOLD SHORT
IShares MSCI Mexico		(9,000)	$(531,900)

TOTAL SECURITIES SOLD SHORT (Proceeds $543,153)			$(531,900)

SCHEDULE OF RESTRICTED AND ILLIQUID SECURITIES

Principal	Acquisition	Market	Value as a %
Amount/Shares	Date	Value	of Net Assets
Action Products International, Inc. Warrants*(1)(2)
320	1/10/2006	$18	0.0	%(4)
Idaho Trust Bancorp*(1)(2)
46,500	8/30/2006	386,373	0.4%
ILFC E-Capital Trust I(3)(6)
1,210,000	12/17/2007-1/11/2008	970,384	1.00%
Interactive Voice, Data, and Fax, Inc.*(1)(2)
35,200	9/14/2006-1/5/2007	99,391	0.1%
Interactive Voice, Data, and Fax, Inc. Warrants*(1)(2)
14,666	1/5/2007	4	0.0	%(4)
New Horizons Worldwide, Inc.*(1)(2)
8,602	7/3/2007	305,451	0.3%
New Horizons Worldwide, Inc. Warrants*(1)(2)
53,333	7/3/2007	46,129	0.1%
Premier Wealth Management*(1)(3)
398,000	5/26/2006-7/11/2006	35,820	0.0	%(4)
		$1,843,570	1.9%

*                 Non Income Producing Security

(1)       Fair valued security under procedures established by the Trust’s Board of Trustees. Total market value of fair valued securities as of March 31, 2008 is $47,278,012.

(2)       This security is considered illiquid by the investment adviser.

(3)       These securities are not registered, but may be resold only to “qualified institutional buyers” in transactions exempt from registration in accordance with Rule 144A under the Securities Act of 1933 and are technically considered “restricted securities”. These securities are considered liquid by the investment adviser. The costs of the securities are $1,833,105.

(4)       Less than 0.05% of Total Net Assets.

(5)       Represents a step bond. Rate disclosed is as of March 31, 2008.

(6)       Represents a variable or increasing rate security. Rate disclosed is as of March 31, 2008.

ADR – American Depositary Receipts

AG - Aktiengesellshaft (German: stock corporation)

BHD – Berhad

CHF – Swiss Franc

CMS – Constant Maturity Swap Curve

CN – Canadian Exchange

LIBOR – London Interbank Offered Rate

NV – Naamloze Vennotschap

OYJ – Julkinen Osakeyhtio (Finnish: public limited (trade) company)

PCL – Public Company Limited

PLC – Public Limited Company

PNB – Permodalan Naional Berhad

PT – Perseroan Terbuka (Indonesia limited liability company)

REIT – Real Estate Investment Trust

SA – Societe Anonyme (French company designation)

SpA – Societa per Azioni (Italian: Limited share company)

See Notes to Schedule of Investments

As of March 31, 2008 (Unaudited)	UTOPIA FUNDS Core Conservative Fund

SCHEDULE of Investments

	Shares	Value
COMMON STOCkS (51.5%)
Apparel (0.3%)
Ocean Sky International Ltd.(1)	1,583,000	$265,204

Auto Manufacturers (0.3%)
Showa Aircraft Industry Co. Ltd.(1)	30,000	261,194

Banks (2.7%)
Banco Santander SA	16,000	319,040
Idaho Trust Bancorp*(1)(2)	28,500	236,809
MidWestOne Financial Group, Inc.*	23,523	398,001
Mitsubishi UFJ Financial Group, Inc. - ADR	37,500	326,250
Mizuho Financial Group(1)	79	291,825
National Bancshares, Inc.*	64,000	163,200
Nexity Financial Corp.*	21,600	145,152
The Shikoku Bank Ltd.(1)	98,000	418,787
Southern National Bancorp of Virginia, Inc.*	1,788	15,198
The Tokushima Bank Ltd.(1)	43,000	252,966
		2,567,228
Beverages (0.6%)
Diedrich Coffee, Inc.*	58,976	135,645
Swiss Water Decaffeinated Coffee Income Fund	60,000	427,298
		562,943
Building Materials (0.9%)
Dynasty Ceramic PCL(1)	892,900	463,253
ENDO Lighting Corp.(1)	115,000	414,468
		877,721
Chemicals (2.2%)
CENTROTEC Sustainable AG*(1)	22,100	479,448
Century Sunshine Ecological Technology Holdings Ltd.(1)	2,450,000	109,488
Chemical Co. of Malaysia BHD(1)	41,500	34,597
Kansai Paint Co. Ltd.(1)	56,000	367,234
Korea Polyol Co., Ltd.(1)	4,204	253,848
Meghmani Organics Ltd.(1)	1,549,000	440,916
Yip’s Chemical Holdings Ltd.(1)	520,000	384,522
		2,070,053
Commercial services (0.8%)
Career Education Corp.*	8,500	108,120
Collectors Universe	37,100	385,469
H&R Block, Inc.	15,500	321,780
		815,369
Distribution-Wholesale (0.3%)
China Hong Kong Photo Products Holdings Ltd.(1)	3,220,700	286,578

Diversified Financial Services (1.2%)
Guoco Group Ltd.(1)	52,000	510,252
Macquarie Group Ltd.	2,500	120,681
Premier Wealth Management*	188,000	16,556
Premier Wealth Management*(1)(3)	195,500	17,959
SinoPac Financial Holding Co.(1)	1,100,000	523,823
		1,189,271
Electrical Components & Equipment (1.1%)
FINETEC Corp.(1)	30,200	363,913
Merix Corp.*	42,000	85,680
Viridis Clean Energy Group(1)	406,300	234,376
Xantrex Technology, Inc.*	57,585	392,148
Xantrex Technology, Inc. CN*	1,715	11,683
		1,087,800
Engineering & Construction (0.5%)
CH. Karnchang PCL(1)	1,892,600	461,443

Entertainment (1.6%)
Avex Group Holdings, Inc.(1)	22,300	241,054
TMS Entertainment Ltd.(1)	199,300	479,577
Toei Co. Ltd.(1)	73,000	384,039
Yoshimoto Kogyo Co. Ltd.(1)	29,942	396,219
		1,500,889
Environmental Control (0.1%)
Sinomem Technology Ltd.*(1)	304,000	141,968

Food (1.4%)
Celestial Nutrifoods Ltd.(1)	760,000	367,342
China Milk Products Group Ltd.(1)	380,000	181,159
Galaxy Nutritional Foods, Inc.*	31,314	5,323
Petra Foods Ltd.(1)	281,000	265,801
Tofutti Brands, Inc.*	62,700	168,036
Total Produce PLC(1)	415,000	398,876
		1,386,537
Gas (0.4%)
Great Taipei Gas Co. Ltd.(1)	714,000	433,364

Healthcare Products (1.2%)
LMA International NV*(1)	1,376,000	215,629
Techno Medica Co. Ltd.(1)	388	901,255
		1,116,884
Holding Companies (1.5%)
Babcock & Brown Wind Partners(1)	326,199	460,586
Haw Par Corp.(1)	92,000	462,904
Hotung Investment Holdings Ltd.(1)	1,875,000	282,375
India Hospitality Corp.*	31,000	195,300
KPC Holdings(1)	1,482	78,327
		1,479,492
Home Builders (0.3%)
Johor Land BHD(1)	19,000	6,613
Sekisui Chemical Co. Ltd.(1)	40,000	243,400
		250,013
Insurance (3.3%)
21st Century Holding Co.	15,200	194,712
AXA SA(1)	12,550	453,896
Financial Industries Corp.*	79,100	514,151
Jerneh Asia BHD*(1)	694,200	314,077
Kurnia Asia BHD*(1)	1,192,000	289,419
Muenchener Rueckversicherungs AG(1)	700	137,303
Old Mutual PLC(1)	200,000	438,883
Pacific & Orient BHD	1,900	844

	Shares	Value
Insurance (Continued)
Panin Insurance Tbk PT(1)	5,502,500	$144,331
Panin Life Tbk PT(1)	9,050,000	147,486
Singapore Reinsurance(1)	625,000	154,791
Swiss Reinsurance(1)	5,000	437,064
		3,226,957
Internet (3.1%)
CS Loxinfo PCL(1)	1,206,200	159,597
eBay, Inc.*	8,000	238,720
FTD Group, Inc.	30,300	406,626
HLTH Corp.*	48,000	457,920
Internet Gold-Golden Lines Ltd.*	38,500	313,775
Kintera, Inc.*	281,288	163,147
NutriSystem, Inc.*	19,050	287,084
Travelzoo, Inc.*	32,400	357,696
United Internet AG(1)	5,500	119,332
United Online, Inc.	46,000	485,759
		2,989,656
Investment Companies (0.3%)
Pargesa Holding SA(1)	3,000	334,518

Iron/steel (0.6%)
Tokyo Steel Manufacturing Co. Ltd.(1)	44,800	615,501

Leisure Time (0.6%)
California WOW Xperience PCL*	353,852	46,753
H.I.S. Co. Ltd.(1)	34,900	507,973
		554,726
Lodging (0.2%)
Paliburg Holdings Ltd.(1)	7,392,175	207,157

Machinery-Diversified (0.6%)
ATS Automation Tooling Systems, Inc.*	69,890	411,939
Gehl Co.*	7,500	127,050
		538,989
Media (3.4%)
CBS Corp.	15,500	342,240
Gannett Co. Inc	15,000	435,750
Independent News & Media PLC(1)	200,974	659,009
Mondo TV SpA*(1)	17,400	177,692
The New York Times Co.	22,400	422,912
Spir Communication SA(1)	4,000	381,272
Time Warner, Inc.	3,500	49,070
Vivendi(1)	3,000	117,349
The Washington Post Co.	600	396,900
Workpoint Entertainment(1)	621,500	321,757
		3,303,951
Mining (0.6%)
Royal Gold, Inc.	19,500	588,315

Miscellaneous Manufacturers (1.4%)
AGFA-Gevaert NV(1)	55,100	430,006
Cycle Country Accessories Corp.*	145,550	256,896
Leggett & Platt, Inc.	27,500	419,375
Uponor Oyj(1)	11,350	266,900
		1,373,177
Oil & Gas (3.9%)
Aurora Oil & Gas Corp.*	401,700	257,088
BP PLC	8,500	515,525
Enerplus Resources Fund	7,990	347,560
Gasco Energy, Inc.*	77,000	187,880
Harvest Energy Trust	20,875	466,973
Paramount Energy Trust	50,000	404,306
Penn West Energy Trust	5,407	151,709
Penn West Energy Trust CN	14,000	391,720
Royal Dutch Shell PLC	7,500	505,350
Singapore Petroleum Co. Ltd.(1)	80,000	395,731
Transmeridian Exploration, Inc.*	173,500	156,150
		3,779,992
Oil Refining & Marketing (0.5%)
Neste Oil Oyj(1)	12,660	442,737

Pharmaceuticals (1.9%)
Apex Healthcare BHD(1)	454,000	229,477
Bristol-Myers Squibb Co.	22,000	468,600
C&O Pharmaceutical Technology Holdings Ltd.(1)	373,000	83,356
Eu Yan Sang International Ltd.(1)	635,000	264,712
NBTY, Inc.*	10,000	299,500
Pfizer, Inc.	22,200	464,646
		1,810,291
Real Estate (2.5%)
Amanah Harta Tanah PNB(1)	106,600	29,262
Amanah Harta Tanah PNB 2(1)	529,626	86,502
APN Property Group Ltd.	436,650	365,894
AVJennings Homes Ltd.(1)	205,900	116,761
Housevalues, Inc.*	182,500	430,700
Northern European Properties Ltd.(1)	466,000	593,269
Risanamento SpA*(1)	92,400	272,411
Ticon Industrial(1)	387,000	236,369
UOL Group Ltd.(1)	84,000	237,113
		2,368,281
REITS (3.2%)
Cambridge Industrial Trust(1)	576,000	259,283
HRPT Properties Trust	80,000	538,399
ING Property Trust	220,000	164,333
Lexington Realty Trust	25,000	360,250
MID Reit, Inc.(1)	89	350,349
Parkway Life Real Estate Investment Trust(1)	458,000	397,957
Premier Investment Co.*(1)	49	296,035
Strategic Hotels & Resorts, Inc.	29,000	380,770
United Urban Investment Corp.(1)	51	318,935
		3,066,311

	Shares	Value
Retail (2.0%)
Bijou Brigitte AG(1)	3,270	$515,924
Borders Group, Inc.	45,700	268,259
Food Junction Holdings(1)	1,320,000	442,190
Kyoto Kimono Yuzen Co. Ltd.(1)	602	531,310
Multi Indocitra Tbk PT(1)	3,050,000	211,672
		1,969,355
Savings & Loans (0.0%)(4)
First Federal of Northern Michigan Bancorp, Inc.	2,970	22,275
Monarch Community Bancorp, Inc.	999	10,090
		32,365
Software (1.2%)
IBA Healthcare Ltd.*(1)	434,250	186,088
Kingdee International Software Group Co. Ltd.(1)	572,000	442,767
Software Service, Inc.	32,900	447,226
Tose Co. Ltd.(1)	8,200	87,474
		1,163,555
Telecommunications (3.5%)
3Com Corp.*	50,000	114,500
AT&T, Inc.	11,500	440,450
Chunghwa Telecom Co.(1)	108,000	285,111
Chunghwa Telecom Co. - ADR	8,063	209,799
Deutsche Telekom AG	20,000	331,600
Fastweb(1)	11,550	367,490
France Telecom SA	10,000	335,800
Hellenic Telecommunications Organization SA	24,000	338,160
Longcheer Holdings Ltd.(1)	1,149,000	313,868
Shin Corp. PCL*(1)	197,700	182,122
Verizon Communications, Inc.	11,600	422,820
		3,341,720
Toys-Games-Hobbies (0.3%)
Action Products International, Inc.*	258,474	271,398

Transportation (1.0%)
Oesterreichische Post AG(1)	9,770	425,423
Sakai Moving Service Co. Ltd.	4,225	87,314
Singapore Post Ltd.(1)	495,000	415,362
		928,099
TOTAL COMMON STOCKS
(Identified Cost $55,861,432)		49,661,002

INVESTMENT COMPANIES (0.6%)
Closed-End Funds (0.6%)
JZ Equity Partners PLC(1)	155,000	348,071
Macquarie International Infrastructure Fund Ltd.(1)	414,000	241,672

TOTAL INVESTMENT COMPANIES
(Identified Cost $732,449)		589,743

PREFERRED STOCKS (13.9%)
Banks (5.7%)
Bank of America Corp., Series E, 4.000%	32,000	554,240
The Colonial BancGroup, Inc., 8.875%	15,700	335,195
HSBC USA, Inc., 4.000%	30,500	570,349
KeyCorp Capital VIII, 7.000%	1,500	31,260
KeyCorp Capital X, 8.000%	19,700	442,659
Midwest Banc Holdings, Inc., 7.750%	19,525	495,642
Santander Finance Preferred SA Unipersonal, 4.000%	26,000	449,800
Susquehanna Capital Group, Series I, 9.375%	18,600	469,650
Taylor Capital Trust, 9.750%	21,357	531,683
U.S. Bancorp, Series B, 4.860%	30,575	550,350
Wells Fargo Capital IV, 7.000%	23,500	565,645
Zions Bancorp, Series A, 4.000%	26,725	453,657
		5,450,130
Diversified Financial Services (2.7%)
Capital One Capital II, 7.500%	400	7,880
Citigroup Capital XV, 6.500%	18,999	394,254
General Electric Capital Corp., 6.625%	2,100	53,382
Goldman Sachs Group, Inc. Series D, 4.590%	31,000	551,490
JP Morgan Chase Capital X, 7.000%	17,700	437,190
Merrill Lynch & Co., Inc. 5.480%	4,475	62,605
Series H, 3.840%	34,700	481,636
National City Capital Trust IV, 8.000%	9,000	178,830
Temecula Valley Statutory Trust VI, 9.450%	42,000	430,500
		2,597,767
Insurance (2.9%)
AAG Holding Co. Inc
7.250%	7,200	156,672
7.500%	700	15,806
American International Group, Inc.
6.450%	10,300	237,518
7.700%	21,000	524,790
Everest Re Capital Trust, 6.200%	20,500	411,230
MetLife, Inc., Series A, 4.000%	27,100	542,000
The Phoenix Cos, Inc., 7.450%	15,100	301,849
Prudential Financial, Inc., 6.480%	24,300	575,910
		2,765,775
REITS (0.8%)
BioMed Realty Trust, Inc., 7.375%	300	6,660
Hersha Hospitality Trust, 8.000%	11,350	244,025
Post Properties, Inc., 8.500%	10,600	503,500
Strategic Hotels & Resorts, Inc., 8.500%	2,300	43,355
		797,540
Savings & Loans (0.0%)(4)
Washington Mutual Capital Trust 2001, Convertible Series UNIT, 5.375%	415	11,786

	Shares	Value
Schools (0.2%)
New Horizons Worldwide, Inc.*(2)	5,735	$203,646

Software (0.0%)(4)
Interactive Voice, Data, and Fax, Inc.*(2)	16,600	46,872

Sovereign Agency (1.6%)
Federal Home Loan Mortgage Corporation
Series L, 3.580%	4,000	124,000
Series S, 4.000%	16,000	528,000

Federal National Mortgage Association
Series F, 1.460%	13,900	323,175
Series G, 6.480%	2,100	45,675
Series P, 4.500%	30,000	524,100
		1,544,950
TOTAL PREFERRED STOCKS
(identified Cost $14,570,864)		13,418,466

Interest	Maturity	Principal
Rate	Date	Amount
CONVERTIBLE BONDS (2.7%)
Banks (0.2%)
PrivateBancorp, Inc.
3.625%	03/15/2027	$200,000	190,500

Computers (0.5%)
Electronics for Imaging
1.500%	06/01/2023	470,000	463,538

Semiconductors (0.2%)
ASM International NV
4.250%	12/06/2011	165,000	173,456

Transportation (0.4%)
YRC Worldwide, Inc.
5.000%	08/08/2023	506,000	445,280

Foreign Convertible Bonds (1.4%)
Investment Companies (1.0%)
Pargesa Netherlands NV - CHF
1.750%	06/15/2014	1,110,000	983,587

Telecommunications (0.4%)
Macquarie Communications Infrastructure Management
2.500%	08/23/2013	500,000	370,000
			1,353,587
TOTAL CONVERTIBLE BONDS
(Identified Cost $2,629,555)			2,626,361

CORPORATE BONDS (5.3%)
Banks (0.4%)
National City Corp.
4.900%	01/15/2015	310,000	223,767

Rabobank Nederland(5)
4.500%	11/12/2008	130,000	130,329
			354,096
Diversified Financial Services (0.8%)
CIT Group, Inc.
7.625%	11/30/2012	590,000	490,551

Discover Financial Services(3)(6)
3.431%	06/11/2010	355,000	299,799
			790,350
Electrical Components & Equipment (0.1%)
Pacificorp, Series H
6.375%	05/15/2008	100,000	100,394

Finance - Mortgage/Loan Banker (0.2%)
Thornburg Mortgage, Inc.
8.000%	05/15/2013	325,000	188,500

Machinery-Diversified (0.4%)
The Manitowoc Co. Inc.
7.125%	11/01/2013	340,000	336,600

Office/Business Equipment (0.5%)
Xerox Corp.
7.625%	06/15/2013	445,000	460,084

Oil & Gas (0.6%)
Husky Oil Co.
8.900%	08/15/2028	600,000	607,414

Retail (0.7%)
Ltd. Brands, Inc.
6.900%	07/15/2017	550,000	490,291
7.600%	07/15/2037	250,000	208,941
			699,232
Savings & Loans (0.3%)
Washington Mutual, Inc.
4.000%	01/15/2009	355,000	319,500

Transportation (0.2%)
Roadway Corp.
8.250%	12/01/2008	240,000	234,000

Foreign Corporate Bonds (1.1%)
Banks (1 .1%)
Rabobank Nederland - CHF
4.250%	09/14/2012	1,000,000	1,057,295

TOTAL CORPORATE BONDS
(Identified Cost $4,886,051)			5,147,465

Interest	Maturity	Principal
Rate	Date	Amount	Value
GOVERNMENT BONDS (2.7%)
Foreign Bonds & Notes (0.1%)
Norway Government Bonds
5.000%	05/15/2015	$640,000	$130,869

U.S. Treasury Bonds (2.6%)
U.S. Treasury Inflation Indexed Bonds
2.000%	01/15/2026	2,445,889	2,517,907

TOTAL GOVERNMENT BONDS
(Identified Cost $2,570,835)			2,648,776

MUNICIPAL BONDS (1.0%)
Medical (1.0%)
Fairfax County Industrial Development Authority
5.250%	04/15/2035	400,000	400,000
North Carolina Medical Care Commission
9.000%	12/01/2036	375,000	375,000
Virginia Commonwealth University
7.000%	07/01/2030	225,000	225,000

TOTAL MUNICIPAL BONDS
(Identified Cost $1,000,000)			1,000,000

REVERSE CONVERTIBLE BONDS (0.3%)
Appliances (0.3%)
Barclays Bank PLC - Whirlpool Corp.
9.250%	04/25/2008	330,000	311,322

TOTAL REVERSE CONVERTIBLE BONDS
(Identified Cost $330,066)			311,322

STRUCTURED CORPORATE BONDS (9.6%)
Consumer Price Index Linked (0.4%)(4)
Merrill Lynch & Co., Inc.(6)
6.120%	03/24/2009	43,000	42,570
SLM Corp.(6)
5.230%	10/08/2008	370,000	341,325
			383,895
Fixed to Float (0.7%)
ILFC E-Capital Trust I(3)(6)
5.900%	12/21/2065	850,000	681,675

LIBOR Floaters (2.1%)
Lehman Brothers Holdings, Inc.(6)
3.165%	11/16/2009	490,000	467,602
Meridian Funding Co. LLC (3)(6)
4.248%	07/26/2010	908,337	842,685
National Semiconductor Corp.(6)
3.050%	06/15/2010	475,000	433,314
Washington Mutual, Inc.(6)
3.233%	08/24/2009	300,000	255,385
			1,998,986
Non-Inversion (4.7%)
BNP Paribas 30yr -10yr CMS(6)
8.000%	01/30/2023	700,000	698,250
Lehman Brothers Holdings Inc. 30yr - 10yr CMS(6)
8.000%	10/29/2019	90,000	86,400
Lehman Brothers Holdings, Inc. 30yr - 2yr CMS(6)
7.000%	09/29/2021	730,000	704,450
8.500%	01/10/2022	260,000	250,900
Morgan Stanley(6)
30yr – 2yr CMS
7.500%	02/22/2023	800,000	764,801
30yr – 10yr CMS
10.000%	02/28/2028	685,000	687,569
Rabobank Nederland 30yr - 2yr CMS(6)
6.820%	04/01/2019	400,000	367,000
The Royal Bank of Scotland PLC 30yr - 10yr CMS(6)
7.000%	12/08/2016	380,000	366,700
Toyota Motor Credit Corp. 30yr - 10yr CMS(6)
8.000%	05/23/2022	385,000	366,231
Toyota Motor Credit Corp. 30yr - 2yr CMS(6)
7.500%	10/31/2016	200,000	200,000
			4,492,301
Range Accrual (1.7%)
American International Group, Inc. 12M LIBOR 0-7%(6)
8.500%	10/24/2022	550,000	545,875
BNP Paribas SA 3M LIBOR 0-7%(6)
7.000%	10/26/2021	225,000	216,248
Lehman Brothers Holdings, Inc. 6M LIBOR 0-7%(6)
8.750%	01/24/2023	485,000	482,575
Rabobank Nederland 6M LIBOR(6)
3.795%	05/23/2013	400,000	401,746
			1,646,444
TOTAL STRUCTURED CORPORATE BONDS
(Identified Cost $9,704,287)			9,203,301

Exercise	Expiration
Price	Date	Shares
PURCHASED OPTIONS (0.0%)(4)
Call options
CBOE SPX Volatility
$25.00	04/16/2008	25	5,375
$27.50	04/16/2008	125	15,625
$30.00	04/16/2008	230	16,675

TOTAL PURCHASED OPTIONS
(Identified Cost $40,264)			37,675

Exercise	Expiration
Price	Date	Shares	Value
WARRANTS (0.2%)
Holding Companies (0.1%)
India Hospitality Corp. Warrants*
$5.00	08/01/2010	62,000	$113,149

Insurance (0.0%)(4)
Jerneh Asia Warrants*
1.60 MY	07/26/2012	17,100	2,406

Lodging (0.0%)(4)
Paliburg Holdings Ltd. Warrants*(1)
0.21 HKD	11/05/2009	489,503	3,900

Real Estate (0.1%)
Bakrieland Development Tbk PT*
250.00 IDR	04/30/2010	2,583,000	84,183

Schools (0.0%)(4)
New Horizons Worldwide, Inc.*(1)(2)
$0.75	07/03/2012	35,556	30,753

Software (0.0%)(4)
Interactive Voice, Data, and Fax, Inc. Warrants*(1)(2)
$17.33	07/06/2008	6,917	2

Toys-Games-Hobbies (0.0%)(4)
Action Products International, Inc. Warrants*(1)(2)
$3.75	01/31/2010	215	12

TOTAL wARRANTS
(Identified Cost $35,247)			234,405

Interest	Maturity	Shares/Principal
Rate	Date	Amount	Value
SHORT TERM INVESTMENTS (8.9%)
Money Markets (8.5%)
Northern Institutional Fund - Diversified Asset Portfolio		8,262,900	8,262,901

U.S. Treasury Bills (0.4%)
U.S. Treasury Bills, Discount Notes
1.500%	9/18/2008	$350,000	347,562

TOTAL SHORT TERM INVESTMENTS
(Identified Cost $8,610,421)			8,610,463

TOTAL INVESTMENTS (96.7%)
(Identified Cost $100,971,471)			93,488,979

TOTAL OTHER ASSETS LESS LIABILITIES (3.3%)			3,164,930

TOTAL NET ASSETS (100.0%)			$96,653,909

Principal	Acquisition	Market	Value as a %
Amount/Shares	Date	Value	of Net Assets
SCHEDULE OF RESTRICTED AND ILLIQUID SECURITIES
Action Products International, Inc. Warrants*(1)(2)
215	1/10/2006	$12	0.0	%(4)
Discover Financial Services(3)(6)
355,000	3/12/2008	299,799	0.3%
Idaho Trust Bancorp*(1)(2)
28,50	8/30/2006	236,809	0.2%
ILFC E-Capital Trust I(3)(6)
850,000	12/17/2007-1/11/2008	681,675	0.7%
Interactive Voice, Data, and Fax, Inc.*(1)(2)
16,600	9/14/2006-1/5/2007	46,872	0.0	%(4)
Interactive Voice, Data, and Fax, Inc. Warrants*(1)(2)
6,917	1/5/2007	2	0.0	%(4)
Meridian Funding Co. LLC(3)
908,337	12/11/2007	842,685	0.9%
New Horizons Worldwide, Inc.*(1)(2)
5,735	7/3/2007	203,646	0.4%
New Horizons Worldwide, Inc. Warrants*(1)(2)
35,556	7/3/2007	30,753	0.1%
Premier Wealth Management*(1)(3)
195,500	5/26/2006-7/11/2006	17,959	0.0	%(4)
		$2,495,011	2.6%

*	Non Income Producing Security
(1)	Fair valued security under procedures established by the Trust’s Board of Trustees. Total market value of fair valued securities as of March 31, 2008 is $32,071,178.
(2)	This security is considered illiquid by the investment adviser.
(3)

These securities are not registered, but may be resold only to “qualified institutional buyers” in transactions exempt from registration in accordance with Rule 144A under the Securities Act of 1933 and are technically considered “restricted securities”. These securities are considered liquid by the investment adviser. The costs of the securities are $2,318,456.

(4)	Less than 0.05% of Total Net Assets.
(5)	Represents a step bond. Rate disclosed is as of March 31, 2008.
(6)	Represents a variable or increasing rate security. Rate disclosed is as of March 31, 2008.

ADR – American Depositary Receipts
AG - Aktiengesellshaft (German: stock corporation)
BHD – Berhad
CHF – Swiss Franc
CMS – Constant Maturity Swap Curve
CN – Canadian Exchange
LIBOR – London Interbank Offered Rate
LLC – Limited Liability Company
NV – Naamloze Vennotschap
OYJ – Julkinen Osakeyhtio (Finnish: public limited (trade) company)
PCL – Public Company Limited
PLC – Public Limited Company
PT – Perseroan Terbuka (Indonesia limited liability company)
REIT – Real Estate Investment Trust
SA – Societe Anonyme (French company designation)
SpA – Societa per Azioni (Italian: Limited share company)
THB – Thai Baht

See Notes to Schedule of Investments

As of March 31, 2008 (Unaudited)	UTOPIA FUNDS Yield Income Fund

SCHEDULE of Investments

	Shares	Values
COMMON STOCKS (33.4%)
Apparel (0.1%)
Ocean Sky International Ltd.(1)	602,000	$100,855

Auto Manufacturers (0.2%)
Showa Aircraft Industry Co. Ltd.(1)	15,000	130,597

Banks (1.5%)
Banco Santander SA	8,000	159,520
Idaho Trust Bancorp*(1)(2)	9,500	78,936
MidWestOne Financial Group, Inc.*	12,825	216,999
Mitsubishi UFJ Financial Group, Inc. - ADR	20,000	174,000
Mizuho Financial Group(1)	40	147,760
National Bancshares, Inc.*	17,000	43,350
Nexity Financial Corp.*	6,204	41,691
The Shikoku Bank Ltd.(1)	40,000	170,933
Southern National Bancorp of Virginia, Inc.*	440	3,740
The Tokushima Bank Ltd.(1)	15,000	88,244
		1,125,173
Beverages (0.4%)
Diedrich Coffee, Inc.*	34,399	79,118
Swiss Water Decaffeinated
Coffee Income Fund	30,000	213,649
		292,767
Building Materials (0.4%)
Dynasty Ceramic PCL(1)	318,000	164,984
ENDO Lighting Corp.(1)	42,000	151,371
		316,355
Chemicals (1.1%)
CENTROTEC Sustainable AG*(1)	8,500	184,403
Century Sunshine Ecological Technology Holdings Ltd.(1)	735,000	32,847
Chemical Co. of Malaysia BHD (1)	15,300	12,755
Kansai Paint Co. Ltd.(1)	24,000	157,386
Korea Polyol Co. Ltd.(1)	1,228	74,150
Meghmani Organics Ltd.(1)	490,100	139,505
Yip’s Chemical Holdings Ltd.(1)	258,400	191,077
		792,123
Commercial Services (0.5%)
Career Education Corp.*	4,000	50,880
Collectors Universe	16,000	166,240
H&R Block, Inc.	8,500	176,460
		393,580
Distribution-Wholesale (0.1%)
China Hong Kong Photo Products Holdings Ltd.(1)	1,217,300	108,315

Diversified Financial Services (0.7%)
Guoco Group Ltd.(1)	29,000	284,563
Macquarie Group Ltd.	1,200	57,927
Premier Wealth Management*	60,300	5,427
Premier Wealth Management*(1)(3)	58,000	5,220
SinoPac Financial Holding Co.(1)	315,000	150,004
		503,141
Electrical Components & Equipment (0.8%)
FINETEC Corp.(1)	14,000	168,702
Merix Corp.*	12,775	26,061
Viridis Clean Energy Group(1)	268,100	154,655
Xantrex Technology, Inc.*	34,215	232,999
Xantrex Technology, Inc. CN*	285	1,942
		584,359
Engineering & Construction (0.2%)
CH. Karnchang PCL(1)	600,000	146,289

Entertainment (0.9%)
Avex Group Holdings, Inc.(1)	6,200	67,020
TMS Entertainment Ltd.(1)	83,900	201,889
Toei Co. Ltd.(1)	29,000	152,563
Yoshimoto Kogyo Co. Ltd.(1)	18,162	240,335
		661,807
Environmental Control (0.1%)
Sinomem Technology Ltd. *(1)	146,000	68,182

Food (0.8%)
Celestial Nutrifoods Ltd.(1)	151,000	72,985
China Milk Products Group Ltd.(1)	110,000	52,441
Galaxy Nutritional Foods, Inc.*	4,000	680
Petra Foods Ltd.(1)	75,000	70,943
Tofutti Brands, Inc.*	19,539	52,365
Total Produce PLC(1)	180,000	173,006
Turners & Growers Ltd.(1)	100,000	165,550
Turners & Growers Ltd. – Bonus Shares(1)	4,784	7,898
		595,868
Gas (0.2%)
Great Taipei Gas Co. Ltd.(1)	240,000	145,668

Healthcare Products (0.8%)
LMA International NV*(1)	467,000	73,182
Techno Medica Co. Ltd.(1)	211	490,116
		563,298
Holding Companies (1.0%)
Babcock & Brown Wind Partners(1)	178,000	251,332
Haw Par Corp.(1)	55,000	276,737
Hotung Investment Holdings Ltd.(1)	957,000	144,124
India Hospitality Corp.*	12,500	78,750
KPC Holdings(1)	465	24,576
		775,519
Home Builders (0.3%)
Johor Land BHD(1)	459,000	159,764
Sekisui Chemical Co. Ltd.(1)	11,000	66,935
		226,699
Insurance (2.3%)
21st Century Holding Co.	5,600	71,736

	Shares	Value
Insurance (Continued)
AXA SA(1)	6,025	$217,907
Financial Industries Corp.*	60,500	393,250
Jerneh Asia BHD*(1)	314,760	142,407
Kurnia Asia BHD*(1)	410,000	99,549
Muenchener Rueckversicherungs AG(1)	200	39,229
Old Mutual PLC(1)	120,000	263,330
Pacific & Orient BHD	500	222
Panin Insurance Tbk PT(1)	1,966,500	51,581
Panin Life Tbk PT(1)	3,175,000	51,742
Singapore Reinsurance	753,000	186,493
Swiss Reinsurance(1)	2,800	244,756
		1,762,202
Internet (2.0%)
CS Loxinfo PCL(1)	408,000	53,984
eBay, Inc.*	4,000	119,360
FTD Group, Inc.	10,800	144,936
HLTH Corp.*	30,000	286,200
Internet Gold-Golden Lines Ltd.*	15,000	122,250
Kintera, Inc.*	98,300	57,014
NutriSystem, Inc.*	10,500	158,235
Travelzoo, Inc.*	16,000	176,640
United Internet AG(1)	4,000	86,787
United Online, Inc.	24,500	258,720
		1,464,126
Investment Companies (0.4%)
Pargesa Holding SA(1)	3,000	334,518

Iron/steel (0.3%)
Tokyo Steel Manufacturing Co. Ltd.(1)	15,900	218,448

Leisure Time (0.3%)
California WOW Xperience PCL*	106,162	14,027
H.I.S. Co. Ltd.(1)	12,600	183,394
		197,421
Lodging (0.1%)
Paliburg Holdings Ltd.	1,974,812	55,342

Machinery-Diversified (0.3%)
ATS Automation Tooling Systems, Inc.*	25,950	152,952
Gehl Co.*	5,000	84,700
		237,652
Media (2.8%)
CBS Corp.	8,500	187,680
Gannett Co., Inc.	8,500	246,925
Independent News & Media PLC(1)	135,000	442,676
Mondo TV SpA*(1)	9,000	91,910
The New York Times Co.	12,500	236,000
Spir Communication(1)	3,500	333,613
Time Warner, Inc.	5,500	77,110
Vivendi(1)	2,000	78,232
The Washington Post Co.	400	264,600
Workpoint Entertainment(1)	207,400	107,373
		2,066,119
Mining (0.4%)
Royal Gold, Inc.	10,000	301,700

Miscellaneous Manufacturers (1.0%)
AGFA-Gevaert NV(1)	35,000	273,143
Cycle Country Accessories Corp.*	41,270	72,842
Leggett & Platt, Inc.	14,500	221,125
Uponor Oyj(1)	8,000	188,123
		755,233
Oil & Gas (2.6%)
Aurora Oil & Gas Corp.*	215,600	137,984
BP PLC	5,000	303,250
Enerplus Resources Fund	1,600	69,440
Enerplus Resources Fund CN	2,337	101,658
Gasco Energy, Inc.*	30,600	74,664
Harvest Energy Trust	10,000	223,699
Paramount Energy Trust	22,700	183,555
Penn West Energy Trust	7,500	209,849
Royal Dutch Shell PLC	5,000	336,900
Singapore Petroleum Co. Ltd.(1)	40,000	197,866
Transmeridian Exploration, Inc.*	81,000	72,900
		1,911,765
Oil Refining & Marketing (0.3%)
Neste Oil Oyj(1)	6,500	227,314

Pharmaceuticals (1.4%)
Apex Healthcare BHD(1)	220,000	111,200
Bristol-Myers Squibb Co.	15,300	325,890
C&O Pharmaceutical Technology Holdings Ltd.(1)	103,000	23,018
Eu Yan Sang International Ltd.(1)	246,000	102,550
NBTY, Inc.*	4,500	134,775
Pfizer, Inc.	15,500	324,415
		1,021,848
Real Estate (1.5%)
Amanah Harta Tanah PNB(1)	53,200	14,604
Amanah Harta Tanah PNB 2(1)	192,200	31,391
APN Property Group Ltd.(1)	300,700	251,973
AVJennings Homes Ltd.(1)	60,400	34,251
Housevalues, Inc.*	117,000	276,120
Northern European Properties Ltd.(1)	161,000	204,971
Risanamento SpA*(1)	40,000	117,927
Ticon Industrial(1)	148,000	90,394
UOL Group Ltd.(1)	23,000	64,924
		1,086,555
REITS (2.6%)
Cambridge Industrial Trust(1)	266,000	119,738
HRPT Properties Trust	65,000	437,451
ING Property Trust	250,000	186,742
Lexington Realty Trust	15,500	223,355
MID Reit, Inc.(1)	50	196,825

	Shares	Value
REITS (Continued)
Parkway Life Real Estate Investment Trust(1)	200,000	$173,780
Premier Investment Co.*(1)	25	151,038
Strategic Hotels & Resorts, Inc.	20,000	262,600
United Urban Investment Corp.(1)	26	162,595
		1,914,124
Retail (1.3%)
Bijou Brigitte AG(1)	1,630	257,173
Borders Group, Inc.	22,000	129,140
Food Junction Holdings(1)	700,000	234,495
Kyoto Kimono Yuzen Co. Ltd.(1)	314	277,128
Multi Indocitra Tbk PT(1)	910,000	63,155
		961,091
Savings & Loans (0.0%)(4)
First Federal of Northern Michigan Bancorp, Inc.	755	5,663
Monarch Community Bancorp, Inc.	999	10,089
		15,752
Software (0.6%)
IBA Healthcare Ltd.*(1)	175,275	75,110
Kingdee International Software Group Co. Ltd.(1)	225,000	174,165
Software Service, Inc.	14,000	190,309
Tose Co. Ltd.*(1)	4,200	44,804
		484,388
Telecommunications (2.4%)
AT&T, Inc.	7,300	279,590
Chunghwa Telecom Co.(1)	31,000	81,837
Chunghwa Telecom Co. - ADR	2,390	62,188
Deutsche Telekom AG	16,000	265,280
Fastweb(1)	6,000	190,904
France Telecom SA	8,000	268,640
Hellenic Telecommunications Organization SA	18,000	253,620
Longcheer Holdings Ltd.(1)	320,500	87,550
Shin Corp PCL*(1)	87,800	80,882
Verizon Communications, Inc.	7,000	255,150
		1,825,641
Toys-Games-Hobbies (0.1%)
Action Products International, Inc.*	66,592	69,922

Transportation (0.6%)
Oesterreichische Post AG(1)	4,040	175,917
Sakai Moving Service Co. Ltd.	3,950	81,631
Singapore Post Ltd.	200,000	167,823
		425,371
TOTAL COMMON STOCKS (Identified Cost $26,974,695)		24,867,127

INVESTMENT COMPANIES (0.2%)
Closed-end Funds (0.2%)
JZ Equity Partners PLC(1)	52,000	116,772
Macquarie International Infrastructure Fund Ltd.(1)	113,000	65,964

TOTAL INVESTMENT COMPANIES (Identified Cost $227,422)		$182,736

PREFERRED STOCKS (13.8%)
Banks (5.4%)
Bank of America Corp., Series E, 4.000%	25,700	445,124
The Colonial BancGroup, Inc., 8.875%*	10,400	222,040
First Republic Preferred Capital Corp., 7.250%	2,200	41,250
HSBC USA, Inc., 4.000%	25,000	467,499
IFC Capital Trust VI, 8.700%	4,000	54,160
KeyCorp Capital VIII, 7.000%	400	8,336
KeyCorp Capital X, 8.000%*	12,500	280,875
Midwest Banc Holdings, Inc., 7.750%	11,900	302,082
Santander Finance Preferred SA Unipersonal, 4.000%	14,000	242,200
Susquehanna Capital Group, Series I, 9.375%	14,500	366,125
Taylor Capital Trust, 9.750%	17,300	430,684
U.S. Bancorp, Series B, 4.860%	22,500	405,000
Wells Fargo Capital IV, 7.000%	18,000	433,260
Zions Bancorp, Series A, 4.000%	18,800	319,130
Zions Capital Trust B, 8.000%	500	12,310
		4,030,075
Diversified Financial Services (2.4%)
Citigroup Capital XV, 6.500%	10,500	219,030
General Electric Capital Corp., 6.625%	2,900	73,718
The Goldman Sachs Group, Inc., Series D, 4.590%	25,600	455,424
JP Morgan Chase Capital X, 7.000%	16,000	395,200
Merrill Lynch & Co. Inc. 5.480%	1,525	21,335
Series H, 3.840%	27,000	374,760
National City Capital Trust IV, 8.000%	2,800	55,636
Temecula Valley Statutory Trust VI, 9.450%	19,400	198,850
		1,793,953
Insurance (3.0%)
AAG Holding Co. Inc.
7.250%	5,000	108,800
7.500%	6,100	137,738
American International Group, Inc.
6.450%	5,800	133,748
7.700%	14,500	362,355
Everest Re Capital Trust, 6.200%	13,000	260,780
MetLife, Inc., Series A, 4.000%	21,000	420,000
The Phoenix Cos, Inc., 7.450%	17,400	347,826
Prudential Financial, Inc., 6.480%	18,075	428,378
		2,199,625

		Shares	Value
REITS (1.3%)
Duke Realty Corp., 6.950%		3,700	$83,139
Hersha Hospitality Trust, 8.000%		7,400	159,100
Hospitality Properties Trust, 7.000%		17,070	332,865
HRPT Properties Trust
Series B, 8.750%		1,700	40,732
Series C, 7.125%		1,500	28,800
Post Properties, Inc., 8.500%		5,166	245,385
Strategic Hotels & Resorts, Inc., 8.500%		5,100	96,135
			986,156
Savings & Loans (0.1%)
Washington Mutual Capital Trust 2001, Convertible Series UNIT, 5.375%		1,400	39,760

Schools (0.1%)
New Horizons Worldwide, Inc.*(1)(2)		2,867	101,805

Software (0.0%)(4)
Interactive Voice, Data, and Fax, Inc.*(1)(2)		4,000	11,294

Sovereign Agency (1.5%)
Federal Home Loan Mortgage Corporation
Series L, 3.580%		13,075	405,325
Series S, 4.000%		2,750	90,750
Federal National Mortgage Association
Series F, 1.460%		11,300	262,725
Series G, 6.480%		4,000	87,000
Series P, 4.500%		14,500	253,315
			1,099,115
TOTAL PREFERRED STOCKS
(Identified Cost $10,956,640)			10,261,783

Interest	Maturity	Principal
Rate	Date	Amount	Value
CONVERTIBLE BONDS (2.7%)
Banks (0.3%)
PrivateBancorp, Inc.
3.625%	03/15/2027	$200,000	190,500

Computers (0.3%)
Electronics for Imaging
1.500%	06/01/2023	205,000	202,181

Semiconductors (0.1%)
ASM International NV
4.250%	12/06/2011	45,000	47,306

Transportation (0.2%)
YRC Worldwide, Inc.
5.000%	08/08/2023	178,000	156,640

Foreign Convertible Bonds (1.8%)
Investment Companies (1.6%)
Pargesa Netherlands NV - CHF
1.750%	06/15/2014	1,400,000	1,240,560

Telecommunications (0.2%)
Macquarie Communications Infrastructure Management
2.500%	08/23/2013	250,000	185,000
			1,425,560
TOTAL CONVERTIBLE BONDS (Identified Cost $1,993,450)			2,022,187

CORPORATE BONDS (5.8%)
Banks (0.8%)
BNP Paribas(6)
8.750%	12/01/2019	400,000	375,080
National City Corp.
4.900%	01/15/2015	240,000	173,239
Rabobank Nederland
4.500%(5)	11/12/2008	50,000	50,127
			598,446
Diversified Financial Services (1.7%)
CIT Group, Inc.
7.625%	11/30/2012	460,000	382,463
Discover Financial Services(3)(6)
3.431%	06/11/2010	300,000	253,352
General Electric Capital Corp.
7.75 0%	06/09/2009	575,000	601,062
			1,236,877
Electrical Components & Equipment (0.1%)
Pacificorp, Series H
6.375%	05/15/2008	50,000	50,197

Electronics (0.4%)
Fisher Scientific International, Inc.
6.125%	07/01/2015	300,000	298,947

Finance – Mortgage/Loan Banker (0.1%)
Thornburg Mortgage, Inc.
8.000%	05/15/2013	165,000	95,700

Insurance (0.2%)
Metropolitan Life Global Funding I
5.750%	07/25/2011	130,000	138,515

Machinery-Diversified (0.2%)
The Manitowoc Co., Inc.
7.125%	11/01/2013	115,000	113,850

Office/Business Equipment (0.2%)
Xerox Corp.
7.625%	06/15/2013	145,000	149,915

Interest	Maturity	Principal
Rate	Date	Amount	Value
Oil & Gas (0.3%)
Husky Oil Co.
8.900%	08/15/2028	$250,000	$253,089

Retail (0.8%)
Ltd. Brands, Inc.
6.900%	07/15/2017	450,000	401,147
7.600%	07/15/2037	250,000	208,941
			610,088
Savings & Loans (0.2%)
Washington Mutual, Inc.
4.000%	01/15/2009	145,000	130,500

Transportation (0.2%)
Roadway Corp.
8.250%	12/01/2008	160,000	156,000

Foreign Corporate Bonds (0.6%)
Banks (0.6%)
Rabobank Nederland - CHF
4.250%	09/14/2012	450,000	475,783

TOTAL CORPORATE BONDS (Identified Cost $4,332,064)			4,307,907

GOVERNMENT BONDS (12.5%)
Foreign Bonds & Notes (0.1%)
Norway Government Bonds
5.000%	05/15/2015	246,000	50,303

U.S. Treasury Bonds (12.4%)
U.S. Treasury Inflation Indexed Bonds
2.000%	01/15/2026	4,519,578	4,652,654
1.625%	01/15/2018	4,426,004	4,639,998
			9,292,652
TOTAL GOVERNMENT BONDS (Identified Cost $8,924,615)			9,342,955

MUNICIPAL BONDS (1.2%)
Medical (1.2%)
Fairfax County Industrial Development Authority
5.250%	04/15/2035	350,000	350,000
North Carolina Medical Care Commission
9.000%	12/01/2036	300,000	300,000
Virginia Commonwealth University
7.000%	07/01/2030	225,000	225,000

TOTAL MUNICIPAL BONDS (Identified Cost $875,000)			875,000

REVERSE CONVERTIBLE BONDS (0.2%)
Appliances (0.2%)
Barclays Bank PLC - Whirlpool Corp.
9.250%	04/25/2008	135,000	127,359

TOTAL REVERSE CONVERTIBLE BONDS (Identified Cost $135,027)			127,359

STRUCTURED CORPORATE BONDS (6.1%)
Consumer Price Index Linked (0.4%)
Merrill Lynch & Co., Inc.
6.120%	03/24/2009	17,000	16,830
SLM Corp.(6)
5.230%	10/08/2008	300,000	276,750
			293,580
Fixed to Float (0.4%)
ILFC E-Capital Trust I(3)(6)
5.900%	12/21/2065	340,000	272,670

LIBOR Floaters (1.1%)
Lehman Brothers Holdings, Inc.(6)
3.165%	11/16/2009	160,000	152,686
Meridian Funding Co. LLC(3)(6)
4.248%	07/26/2010	366,668	340,167
National Semiconductor Corp. (6)
3.050%	06/15/2010	160,000	145,958
Washington Mutual, Inc.(6)
3.233%	08/24/2009	200,000	170,257
			809,068
Non-Inversion (3.2%)
American International Group, Inc.(6)
7.500%	03/23/2022	325,000	316,062
BNP Paribas(6)
8.000%	01/30/2023	400,000	399,000
Lehman Brothers Holdings Inc. 30yr - 10yr CMS(6)
8.000%	10/29/2019	40,000	38,400
Lehman Brothers Holdings, Inc. 30yr - 2yr CMS(6)
7.000%	09/29/2021	270,000	260,550
8.500%	01/10/2022	115,000	110,975
Morgan Stanley(6)
30yr - 10yr CMS
7.500%	02/22/2023	400,000	382,400
30yr - 10yr CMS
10.000%	02/28/2028	370,000	371,388
Rabobank Nederland 30yr - 2yr CMS(6)
6.820%	04/01/2019	180,000	165,150
The Royal Bank of Scotland PLC 30yr - 10yr CMS(6)
7.000%	12/08/2016	150,000	144,750
Toyota Motor Credit Corp. 30yr - 10yr CMS(6)
8.000%	05/23/2022	175,000	166,469
Toyota Motor Credit Corp. 30yr - 2yr CMS(6)
7.500%	10/31/2016	50,000	50,000
			2,405,144
Range Accrual (1.0%)
American International Group, Inc. 12M LIBOR 0-7%(6)
8.500%	10/24/2022	250,000	248,125
BNP Paribas SA 3M LIBOR 0-7%(6)
7.000%	10/26/2021	85,000	81,694
Lehman Brothers Holdings, Inc. 6M LIBOR 0-7%(6)
8.750%	01/24/2023	215,000	213,925
Rabobank Nederland 6M LIBOR(6)
3.795%	05/23/2013	238,000	239,039
			782,783
TOTAL STRUCTURED CORPORATE BONDS (Identified Cost $4,661,616)			4,563,245

Exercise	Expiration
Price	Date	Shares	Value
WARRANTS (0.1%)
Holding Companies (0.1%)
India Hospitality Corp. Warrants*
$5.00	08/01/2010	25,000	$45,625

Insurance (0.0%)(4)
Jerneh Asia Warrants*
1.60 MYR	07/26/2012	24,660	3,469

Lodging (0.0%)(4)
Paliburg Holdings Ltd. Warrants*	11/05/2009	130,634	1,041

Real Estate (0.0%)(4)
Bakrieland Development Tbk PT*
250.00 IDR	04/30/2010	805,000	26,236

Schools (0.0%)(4)
New Horizons Worldwide, Inc.*(1)(2)
$0.75	07/03/2012	17,778	15,376

Software (0.0%)(4)
Interactive Voice, Data, and Fax, Inc. Warrants*(1)(2)
$17.33	07/06/2008	1,667	1

Toys-Games-Hobbies (0.0%)(4)
Action Products International, Inc. Warrants*(1)(2)
$3.75	01/31/2010	105	6

TOTAL WARRANTS (Identified Cost $15,523)			91,754

Interest	Maturity	Shares/Principal
Rate	Date	Amount	Value
SHORT TERM INVESTMENTS (20.5%)
Money Markets (20.2%)
Northern Institutional Fund – Diversified Asset Portfolio		15,078,257	15,078,256

U.S. Treasury Bills (0.3%)
U.S. Treasury Bills, Discount Notes
1.500%	9/18/2008	$250,000	248,259

TOTAL SHORT TERM INVESTMENTS (Identified Cost $15,326,486)			15,326,515

TOTAL INVESTMENTS (96.5%) (Identified Cost $74,422,538)			71,968,568

TOTAL OTHER ASSETS LESS LIABILITIES (3.5%)			2,619,394

TOTAL NET ASSETS (100.0%)			$74,587,962

Principal	Acquisition	Market	Value as a %
Amount/Shares	Date	Value	of Net Assets
SCHEDULE OF RESTRICTED AND ILLIQUID SECURITIES
Action Products International, Inc. Warrants*(1)(2)
105	1/10/2006	$6	0.0	%(4)
Discover Financial Services(3)(6)
$300,000	3/12/2008	253,325	0.3%
Idaho Trust Bancorp*(1)(2)
9,500	8/30/2006	78,936	0.1%
ILFC E-Capital Trust I(3)(6)	12/17/2007-1/11/2008	272,670	0.4%
$340,000
Interactive Voice, Data, and Fax Inc.*(1)(2)	9/14/2006-1/5/2007	11,294	0.0	%(4)
4,000
Interactive Voice, Data, and Fax Inc. Warrants*(1)(2)
1,667	1/5/2007	1	0.0	%(4)
Meridian Funding Co. LL(3)(6)
$366,668	12/11/2007	340,167	0.5%
New Horizons Worldwide, Inc.*(1)(2)
2,867	7/3/2007	101,805	0.1%
New Horizons Worldwide, Inc. Warrants*(1)(2)
17,778	7/3/2007	15,376	0.0	%(4)
Premier Wealth Management*(1)(3)
58,000	5/26/2006-7/11/2006	5,220	0.0	%(4)
		$1,078,800	1.4%

*       Non Income Producing Security

(1)            Fair valued security under procedures established by the Trust’s Board of Trustees. Total market value of fair valued securities as of March 31, 2008 is $15,114,701.

(2)            This security is considered illiquid by the investment adviser.

(3)            These securities are not registered, but may be resold only to “qualified institutional buyers” in transactions exempt from registration in accordance with Rule 144A under the Securities Act of 1933 and are technically considered “restricted securities”. These securities are considered liquid by the investment adviser. The costs of the securities are $1,022,124.

(4)            Less than 0.05% of Total Net Assets.

(5)            Represents a step bond. Rate disclosed is as of March 31, 2008.

(6)            Represents a variable or increasing rate security. Rate disclosed is as of March 31, 2008.

ADR – American Depositary Receipts

AG - Aktiengesellshaft (German: stock corporation)

BHD – Berhad

CHF – Swiss Franc

CMS – Constant Maturity Swap Curve

CN – Canadian Exchange

ETF – Exchange Traded Funds

GBP – Pound Sterling

HKD – Hong Kong Dollar

IDR – Indonesian Rupiah

LIBOR – London Interbank Offered Rate

LLC – Limited Liability Company

MYR – Malaysian Ringgit

NV – Naamloze Vennotschap

OYJ – Julkinen Osakeyhtio (Finnish: public limited (trade) company)

PCL – Public Company Limited

PLC – Public Limited Company

PNB – Permodalan Naional Berhad

PT – Perseroan Terbuka (Indonesia limited liability company)

REIT – Real Estate Investment Trust

SA – Societe Anonyme (French company designation)

SP – Singapore Exchange

SpA – Societa per Azioni (Italian: Limited share company)

THB – Thai Baht

See Notes to Schedule of Investments

As of March 31, 2008 (Unaudited)	UTOPIA FUNDS Growth Fund

STATEMENT of Assets and Liabilities

ASSETS
Investments, at value (Cost $67,489,900)	$60,817,571
Foreign currency, at value (Cost $1,954,625)	1,946,441
Receivable for investments sold	257,196
Dividends and interest receivable	205,769
Receivable for fund shares subscribed	23,042
Deposit with broker for options and securities sold short	1,168,422
Prepaid and other assets	10,147
Total Assets	64,428,588

LIABILITIES
Securities sold short (Proceeds $241,474)	236,400
Payable for investments purchased	415,771
Payable for fund shares redeemed	13,132
Payable for investment adviser fee	66,122
Payable for trustee fees	1,032
Other payables	19,333
Total Liabilities	751,790
Net Assets	$63,676,798

COMPOSITION OF NET ASSETS
Paid in capital	$70,775,096
Undistributed net investment income	248,509
Accumulated net realized loss on investments, options, securities sold short, and foreign currency transactions	(675,636)
Net unrealized depreciation on investments, options, securities sold short, and translation of assets and liabilities denominated in foreign currencies	(6,671,171)
Net Assets	$63,676,798

NET ASSET VALUE PER SHARE
Net Assets	$63,676,798
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	6,624,990
Net asset value and redemption price per share	$9.61

See Notes to the Financial Statements

UTOPIA FUNDS Core Fund	As of March 31, 2008 (Unaudited)

STATEMENT of Assets and Liabilities

ASSETS
Investments, at value (Cost $105,097,399)	$92,337,317
Foreign currency, at value (Cost $2,075,197)	2,063,823
Receivable for investments sold	1,142,396
Dividends and interest receivable	455,470
Receivable for fund shares subscribed	29,167
Deposit with broker for options and securities sold short	1,846,569
Prepaid and other assets	20,329
Total Assets	97,895,071

LIABILITIES
Securities sold short (Proceeds $543,153)	531,900
Payable for investments purchased	638,234
Payable for fund shares redeemed	4,000
Payable for investment adviser fee	105,991
Payable for trustee fees	3,225
Other payables	40,573
Total Liabilities	1,323,923
Net Assets	$96,571,148

COMPOSITION OF NET ASSETS
Paid in capital	$106,745,950
Undistributed net investment income	622,411
Accumulated net realized gain on investments, options, securities sold short, and foreign currency transactions	1,953,061
Net unrealized depreciation on investments, options, securities sold short, and translation of assets and liabilities denominated in foreign currencies	(12,750,274)
Net Assets	$96,571,148

NET ASSET VALUE PER SHARE
Net Assets	$96,571,148
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	9,917,415
Net asset value and redemption price per share	$9.74

See Notes to the Financial Statements

As of March 31, 2008 (Unaudited)	UTOPIA FUNDS Core Conservative Fund

STATEMENT of Assets and Liabilities

ASSETS
Investments, at value (Cost $100,971,471)	$93,488,979
Foreign currency, at value (Cost $2,776,478)	2,798,552
Receivable for investments sold	79,668
Dividends and interest receivable	542,388
Deposit with broker for options and securities sold short	642,710
Prepaid and other assets	16,051
Total Assets	97,568,348

LIABILITIES
Payable for investments purchased	747,648
Payable for fund shares redeemed	21,058
Payable for investment adviser fee	106,055
Payable for trustee fees	3,119
Other payables	36,559
Total Liabilities	914,439
Net Assets	$96,653,909

COMPOSITION OF NET ASSETS
Paid in capital	$98,583,133
Undistributed net investment income	843,974
Accumulated net realized gain on investments, options, securities sold short, and foreign currency transactions	4,675,710
Net unrealized depreciation on investments, options, securities sold short, and translation of assets and liabilities denominated in foreign currencies	(7,448,908)
Net Assets	$96,653,909

NET ASSET VALUE PER SHARE
Net Assets	$96,653,909
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	9,331,449
Net asset value and redemption price per share	$10.36

See Notes to the Financial Statements

UTOPIA FUNDS Yield Income Fund	As of March 31, 2008 (Unaudited)

STATEMENT of Assets and Liabilities

ASSETS
Investments, at value (Cost $74,422,538)	$71,968,568
Foreign currency, at value (Cost $2,390,117)	2,400,447
Receivable for investments sold	40,114
Dividends and interest receivable	361,364
Receivable for fund shares subscribed	26,186
Deposit with broker for options and securities sold short	344,389
Prepaid and other assets	6,437
Total Assets	75,147,505

LIABILITIES
Payable for investments purchased	455,195
Payable for investment adviser fee	81,677
Payable for trustee fees	1,431
Other payables	21,240
Total Liabilities	559,543
Net Assets	$74,587,962

COMPOSITION OF NET ASSETS
Paid in capital	$74,763,844
Undistributed net investment income	550,972
Accumulated net realized gain on investments, options, securities sold short, and foreign currency transactions	1,711,095
Net unrealized depreciation on investments, options, securities sold short, and translation of assets and liabilities denominated in foreign currencies	(2,437,949)
Net Assets	$74,587,962

NET ASSET VALUE PER SHARE
Net Assets	$74,587,962
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	7,166,449
Net asset value and redemption price per share	$10.41

See Notes to the Financial Statements

For the Six Months Ended March 31, 2008	UTOPIA FUNDS Growth Fund
(Unaudited)
STATEMENT of Operations

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $60,811)	$732,920
Interest	238,155
Total Income	971,075

EXPENSES
Investment adviser fee	396,107
Legal fees	13,694
Audit fees	14,244
Insurance fees	6,099
Trustee fees	10,318
Dividends on short sales	16,704
Other expenses	277
Total expenses before waiver	457,443

Expenses waived by Investment Adviser	(22,242)
Net Expenses	435,201
Net Investment Income	535,874

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) on:
Investments	(1,510,244)
Options	(519,576)
Foreign currency transactions	1,592,151
Securities sold short	(324,568)
Net realized loss	(762,237)
Net change in unrealized appreciation/(depreciation) on:
Investments, options and securities sold short	(7,806,810)
Translation of assets and liabilities denominated in foreign currencies	1,537,612
Net change	(6,269,198)
Net Realized and Unrealized Loss on Investments	(7,031,435)
Net Decrease in Net Assets Resulting from Operations	$(6,495,561)

See Notes to the Financial Statements

UTOPIA FUNDS Core Fund	For the Six Months Ended March 31, 2008
(Unaudited)
STATEMENT of Operations

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $107,220)	$1,325,089
Interest	727,819
Total income	2,052,908

EXPENSES
Investment adviser fee	737,301
Legal fees	26,573
Audit fees	18,119
Insurance fees	13,800
Trustee fees	21,401
Dividends on short sales	33,730
Other expenses	548
Total expenses before waiver	851,472

Expenses waived by Investment Adviser	(41,035)
Net Expenses	810,437
Net Investment Income	1,242,471

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) on:
Investments	1,599,752
Options	(1,676,572)
Foreign currency transactions	2,428,130
Securities sold short	(575,189)
Net realized gain	1,776,121
Net change in unrealized appreciation/(depreciation) on:
Investments, options and securities sold short	(15,876,533)
Translation of assets and liabilities denominated in foreign currencies	2,944,736
Net change	(12,931,797)
Net Realized and Unrealized Loss on Investments	(11,155,676)
Net Decrease in Net Assets Resulting from Operations	$(9,913,205)

See Notes to the Financial Statements

For the Six Months Ended March 31, 2008	UTOPIA FUNDS Core Conservative Fund
(Unaudited)
STATEMENT of Operations

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $60,567)	$955,329
Interest	1,044,422
Total income	1,999,751

EXPENSES
Investment adviser fee	619,490
Legal fees	22,269
Audit fees	15,458
Insurance fees	10,445
Trustee fees	17,209
Dividends on short sales	12,275
Other expenses	463
Total expenses before waiver	697,609

Expenses waived by Investment Adviser	(31,095)
Net Expenses	666,514
Net Investment Income	1,333,237

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) on:
Investments	3,355,565
Options	(106,872)
Foreign currency transactions	1,259,694
Securities sold short	133,996
Net realized gain	4,642,383
Net change in unrealized appreciation/(depreciation) on:
Investments, options and securities sold short	(10,535,494)
Translation of assets and liabilities denominated in foreign currencies	2,231,340
Net change	(8,304,154)
Net Realized and Unrealized Loss on Investments	(3,661,771)
Net Decrease in Net Assets Resulting from Operations	$(2,328,534)

See Notes to the Financial Statements

UTOPIA FUNDS Yield Income Fund	For the Six Months Ended March 31, 2008
(Unaudited)
STATEMENT of Operations

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $24,630)	$446,491
Interest	640,438
Total income	1,086,929

EXPENSES
Investment adviser fee	308,716
Legal fees	10,283
Audit fees	11,654
Insurance fees	4,406
Trustee fees	7,735
Dividends on short sales	3,334
Other expenses	214
Total expenses before waiver	346,342

Expenses waived by Investment Adviser	(15,312)
Net Expenses	331,030
Net Investment Income	755,899

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on:
Investments	1,060,693
Options	40,677
Foreign currency transactions	497,754
Securities sold short	66,808
Net realized gain	1,665,932
Net change in unrealized appreciation/(depreciation) on:
Investments, options and securities sold short	(3,734,320)
Translation of assets and liabilities denominated in foreign currencies	930,731
Net change	(2,803,589)
Net Realized and Unrealized Loss on Investments	(1,137,657)
Net Decrease in Net Assets Resulting from Operations	$(381,758)

See Notes to the Financial Statements

UTOPIA FUNDS Growth Fund

STATEMENT of Changes in Net Assets

	For the Six Months Ended March 31, 2008 (Unaudited)	For the Year Ended September 30, 2007

OPERATIONS
Net investment income	$535,874	$588,089
Net realized gain/(loss) on investments	(1,510,244)	4,140,380
Net realized gain/(loss) on options	(519,576)	210,938
Net realized gain on foreign currency transactions	1,592,151	17,839
Net realized loss on securities sold short	(324,568)	(123,902)
Net change in unrealized depreciation on investments, options and securities sold short	(7,806,810)	(1,906,375)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	1,537,612	1,307,750
Net increase/(decrease) in net assets resulting from operations	(6,495,561)	4,234,719

DISTRIBUTIONS
Dividends to shareholders from net investment income	(875,070)	(227,517)
Distributions to shareholders from net realized gain on investments	(4,062,031)	(137,814)
Decrease in net assets from dividends and distributions	(4,937,101)	(365,331)

BENEFICIAL INTEREST TRANSACTIONS (SEE NOTE 3)
Proceeds from sale of shares	40,404,582	54,232,264
Shares issued in reinvestment of dividends	4,925,863	365,203
Cost of shares redeemed	(38,935,533)	(7,286,286)
Net increase in net assets derived from beneficial interest transactions	6,394,912	47,311,181
Net Increase/(Decrease) in Net Assets	(5,037,750)	51,180,569

NET ASSETS
Beginning of period	68,714,548	17,533,979
End of period (including undistributed net investment income of $248,509 and $587,705, respectively)	$63,676,798	$68,714,548

See Notes to the Financial Statements

UTOPIA FUNDS Core Fund

STATEMENT of Changes in Net Assets

	For the Six Months Ended March 31, 2008 (Unaudited)	For the Year Ended September 30, 2007

OPERATIONS
Net investment income	$1,242,471	$2,075,825
Net realized gain on investments	1,599,752	10,114,067
Net realized gain/(loss) on options	(1,676,572)	361,058
Net realized gain on foreign currency transactions	2,428,130	11,041
Net realized loss on securities sold short	(575,189)	(271,012)
Net change in unrealized depreciation on investments, options and securities sold short	(15,876,533)	(3,393,348)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	2,944,736	2,809,068
Net increase/(decrease) in net assets resulting from operations	(9,913,205)	11,706,699

DISTRIBUTIONS
Dividends to shareholders from net investment income	(2,550,449)	(892,557)
Distributions to shareholders from net realized gain on investments	(9,694,309)	(500,129)
Decrease in net assets from dividends and distributions	(12,244,758)	(1,392,686)

BENEFICIAL INTEREST TRANSACTIONS (SEE NOTE 3)
Proceeds from sale of shares	47,347,997	63,032,029
Shares issued in reinvestment of dividends	12,241,018	1,392,687
Cost of shares redeemed	(64,982,628)	(10,245,915)
Net increase/(decrease) in net assets derived from beneficial interest transactions	(5,393,613)	54,178,801
Net Increase/(Decrease) in Net Assets	(27,551,576)	64,492,814

NET ASSETS
Beginning of period	124,122,724	59,629,910
End of period (including undistributed net investment income of $622,411 and $1,930,389, respectively)	$96,571,148	$124,122,724

See Notes to the Financial Statements

UTOPIA FUNDS Core Conservative Fund

STATEMENT of Changes in Net Assets

	For the Six Months Ended March 31, 2008 (Unaudited)	For the Year Ended September 30, 2007

OPERATIONS
Net investment income	$1,333,237	$1,736,272
Net realized gain on investments	3,355,565	5,306,333
Net realized gain/(loss) on options	(106,872)	225,291
Net realized gain on foreign currency transactions	1,259,694	56,560
Net realized gain/(loss) on securities sold short	133,996	(271,142)
Net change in unrealized depreciation on investments, options and securities sold short	(10,535,494)	(1,248,244)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	2,231,340	1,731,742
Net increase/(decrease) in net assets resulting from operations	(2,328,534)	7,536,812

DISTRIBUTIONS
Dividends to shareholders from net investment income	(2,175,025)	(775,789)
Distributions to shareholders from net realized gain on investments	(5,038,991)	(179,506)
Decrease in net assets from dividends and distributions	(7,214,016)	(955,295)

BENEFICIAL INTEREST TRANSACTIONS (SEE NOTE 3)
Proceeds from sale of shares	57,059,698	51,081,832
Shares issued in reinvestment of dividends	7,197,850	955,294
Cost of shares redeemed	(49,010,686)	(13,354,542)
Net increase in net assets derived from beneficial interest transactions	15,246,862	38,682,584
Net Increase in Net Assets	5,704,312	45,264,101

NET ASSETS
Beginning of period	90,949,597	45,685,496
End of period (including undistributed net investment income of $843,974 and $1,685,762, respectively)	$96,653,909	$90,949,597

See Notes to the Financial Statements

UTOPIA FUNDS Yield Income Fund

STATEMENT of Changes in Net Assets

	For the Six Months Ended March 31, 2008 (Unaudited)	For the Year Ended September 30, 2007

OPERATIONS
Net investment income	$755,899	$822,284
Net realized gain on investments	1,060,693	1,663,370
Net realized gain on options	40,677	52,447
Net realized gain on foreign currency transactions	497,754	34,081
Net realized gain/(loss) on securities sold short	66,808	(32,559)
Net change in unrealized depreciation on investments, options and securities sold short	(3,734,320)	(337,826)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	930,731	597,862
Net increase/(decrease) in net assets resulting from operations	(381,758)	2,799,659

DISTRIBUTIONS
Dividends to shareholders from net investment income	(999,882)	(345,624)
Distributions to shareholders from net realized gain on investments	(1,581,486)	(48,423)
Decrease in net assets from dividends and distributions	(2,581,368)	(394,047)

BENEFICIAL INTEREST TRANSACTIONS (SEE NOTE 3)
Proceeds from sale of shares	58,907,825	28,683,406
Shares issued in reinvestment of dividends	2,473,391	365,252
Cost of shares redeemed	(24,531,810)	(7,544,191)
Net increase in net assets derived from beneficial interest transactions	36,849,406	21,504,467
Net Increase in Net Assets	33,886,280	23,910,079

NET ASSETS
Beginning of period	40,701,682	16,791,603
End of period (including undistributed net investment income of $550,972 and $794,955, respectively)	$74,587,962	$40,701,682

See Notes to the Financial Statements

UTOPIA FUNDS Growth Fund

FINANCIAL Highlights

	For the Six Months		For the Period
	Ended		December 30, 2005
Selected data for a share of beneficial interest outstanding throughout the periods indicated	March 31, 2008 (Unaudited)	For the Year Ended September 30, 2007	(inception) to September 30, 2006

Net asset value - beginning of the period	$11.99	$10.42	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income	0.14	0.12	0.09
Net realized and unrealized gain/(loss) on investments	(1.35)	1.64	0.33
Total income from investment operations	(1.21)	1.76	0.42

DISTRIBUTIONS
From net investment income	(0.21)	(0.12)	0.00
From net realized gain on investments	(0.96)	(0.07)	0.00
Total Distributions	(1.17)	(0.19)	0.00
Net Increase in Net Asset Value	(2.38)	1.57	0.42
Net asset value - end of period	$9.61	$11.99	$10.42
Total Return (1)(2)	(10.53)%	17.11%	4.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$63,677	$68,715	$17,534
Ratios to Average Net Assets (excluding dividends on short sales expense):
Ratio of expenses to average net assets with fee waivers	1.40%*	1.37%	1 .35	%*
Ratio of expenses to average net assets without fee waivers	1.47%*	1.52%	2.01	%*
Ratio of net investment income to average net assets with fee waivers	1.79%*	1.85%	2.27	%*
Ratio of net investment income to average net assets without fee waivers	1.72%*	1.70%	1.61	%*
Ratios to Average Net Assets (including dividends on short sales expense):
Ratio of expenses to average net assets with fee waivers	1.45%*	1.57%	—
Ratio of expenses to average net assets without fee waivers	1.52%*	1.72%	—
Portfolio turnover rate (3)	82.64%	76.11%	53.24%

* Annualized.

(1) Total returns for periods of less than one year are not annualized.

(2) Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period.

(3) A portfolio turnover rate is, the percentage computed by taking the lesser of the purchases and sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities and U.S. Government securities) for the six months ended March 31, 2008 were $55,115,720 and $35,230,688, respectively. Purchases at cost and proceeds from sales of long-term U.S. Government Securities for the six months ended March 31, 2008 were $1,993,366 and $8,298,515, respectively.

See Notes to the Financial Statements

UTOPIA FUNDS Core Fund

FINANCIAL Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated	For the Six Months Ended March 31, 2008 (Unaudited)	For the Year Ended September 30, 2007	For the Period December 30, 2005 (inception) to September 30, 2006

Net asset value - beginning of the period	$11.77	$10.45	$10.00

INCOME FROM INVESTMENT OPERATIONS

Net investment income	0.11	0.21	0.09
Net realized and unrealized gain/(loss) on investments	(1.01)	1.33	0.36
Total income from investment operations	(0.90)	1.54	0.45

DISTRIBUTIONS
From net investment income	(0.24)	(0.14)	0.00
From net realized gain on investments	(0.89)	(0.08)	0.00
Total Distributions	(1.13)	(0.22)	0.00
Net Increase in Net Asset Value	(2.03)	1.20	0.45
Net asset value - end of period	$9.74	$11.77	$10.45
Total Return (1)(2)	(7.69)%	15.02%	4.50%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$96,571	$124,123	$59,630
Ratios to Average Net Assets (excluding dividends on short sales expense):
Ratio of expenses to average net assets with fee waivers	1.40%*	1.37%	1.73	%*
Ratio of expenses to average net assets without fee waivers	1.46%*	1.52%	1.91	%*
Ratio of net investment income to average net assets with fee waivers	2.22%*	2.38%	2.48	%*
Ratio of net investment income to average net assets without fee waivers	2.16%*	2.24%	2.30	%*
Ratios to Average Net Assets (including dividends on short sales expense):
Ratio of expenses to average net assets with fee waivers	1.45%*	1.53%	—
Ratio of expenses to average net assets without fee waivers	1.52%*	1.68%	—
Portfolio turnover rate (3)	72.18%	76.09%	63.68%

* Annualized.

(1) Total returns for periods of less than one year are not annualized.

(2) Total returns would have been lower had various fees and expenses not been waived and reimbursed during the periods.

(3) A portfolio turnover rate is, the percentage computed by taking the lesser of the purchases and sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities and U. S. Government securities) for the six months ended March 31, 2008 were $71,680,687 and $51,956,327, respectively. Purchases at cost and proceeds from sales of long-term U.S. Government Securities for the six months ended March 31, 2008 were $2,067,610 and $26,288,162, respectively.

See Notes to the Financial Statements

UTOPIA FUNDS Core Conservative Fund

FINANCIAL Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated	For the Six Months Ended March 31, 2008 (Unaudited)	For the Year Ended September 30, 2007	For the Period December 30, 2005 (inception) to September 30, 2006

Net asset value - beginning of the period	$11.49	$10.39	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income	0.13	0.23	0.11
Net realized and unrealized gain/(loss) on investments	(0.40)	1.07	0.28
Total income from investment operations	(0.27)	1.30	0.39

DISTRIBUTIONS
From net investment income	(0.26)	(0.16)	0.00
From net realized gain on investments	(0.60)	(0.04)	0.00
Total Distributions	(0.86)	(0.20)	0.00
Net Increase in Net Asset Value	(1.13)	1.10	0.39
Net asset value - end of period	$10.36	$11.49	$10.39
Total Return (1)(2)	(2.33)%	12.70%	3.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$96,654	$90,950	$45,685
Ratios to Average Net Assets (excluding dividends on short sales expense):
Ratio of expenses to average net assets with fee waivers	1.40%*	1.37%	1 .70	%*
Ratio of expenses to average net assets without fee waivers	1.46%*	1.52%	1 .92	%*
Ratio of net investment income to average net assets with fee waivers	2.84%*	2.71%	2.89	%*
Ratio of net investment income to average net assets without fee waivers	2.78%*	2.56%	2.67	%*
Ratios to Average Net Assets (including dividends on short sales expense):
Ratio of expenses to average net assets with fee waivers	1.42%*	1.48%	—
Ratio of expenses to average net assets without fee waivers	1.49%*	1.63%	—
Portfolio turnover rate (3)	89.63%	72.86%	40.87%

* Annualized.

(1) Total returns for periods of less than one year are not annualized.

(2) Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period.

(3) A portfolio turnover rate is, the percentage computed by taking the lesser of the purchases and sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities and U.S. Government securities) for the six months ended March 31, 2008 were $66,911,785 and $30,518,149, respectively. Purchases at cost and proceeds from sales of long-term U.S. Government Securities for the six months ended March 31, 2008 were $14,760,437 and $43,505,362, respectively.

See Notes to the Financial Statements

UTOPIA FUNDS Yield Income Fund

FINANCIAL Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated	For the Six Months Ended March 31, 2008 (Unaudited)	For the Year Ended September 30, 2007	For the Period December 30, 2005 (inception) to September 30, 2006

Net asset value - beginning of the period	$11.25	$10.35	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income	0.16	0.24	0.13
Net realized and unrealized gain/(loss) on investments	(0.22)	0.88	0.22
Total income from investment operations	(0.06)	1.12	0.35

DISTRIBUTIONS
From net investment income	(0.30)	(0.19)	0.00
From net realized gain on investments	(0.48)	(0.03)	0.00
Total Distributions	(0.78)	(0.22)	0.00
Net Increase in Net Asset Value	(0.84)	0.90	0.35
Net asset value - end of period	$10.41	$11.25	$10.35
Total Return (1)(2)	(0.43)%	10.99%	3.50%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$74,588	$40,702	$16,792
Ratios to Average Net Assets (excluding dividends on short sales expense):
Ratio of expenses to average net assets with fee waivers	1.40%*	1.37%	1 .36	%*
Ratio of expenses to average net assets without fee waivers	1.47%*	1.52%	2.03	%*
Ratio of net investment income to average net assets with fee waivers	3.24%*	3.02%	3.36	%*
Ratio of net investment income to average net assets without fee waivers	3.17%*	2.87%	2.69	%*
Ratios to Average Net Assets (including dividends on short sales expense):
Ratio of expenses to average net assets with fee waivers	1.42%*	1.46%	—
Ratio of expenses to average net assets without fee waivers	1.48%*	1.61%	—
Portfolio turnover rate (3)	84.09%	68.82%	53.24%

* Annualized.

(1) Total returns for periods of less than one year are not annualized.

(2) Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period.

(3) A portfolio turnover rate is, the percentage computed by taking the lesser of the purchases and sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities and U.S. Government securities) for the six months ended March 31, 2008 were $42,399,497 and $12,102,417, respectively. Purchases at cost and proceeds from sales of long-term U.S. Government Securities for the six months ended March 31, 2008 were $13,985,439 and $21,081,929, respectively.

See Notes to the Financial Statements

UTOPIA FUNDS

NOTES to Financial Statements

1.   ORGANIZATION

Utopia Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized on May 23, 2005 as a Delaware statutory trust pursuant to a Declaration of Trust governed by the laws of the State of Delaware. The Trust currently offers shares of beneficial interest (“shares”) of the Utopia Growth Fund, Utopia Core Fund, Utopia Core Conservative Fund, and the Utopia Yield Income Fund. Each Fund is non-diversified with an investment objective to seek long-term absolute total return. The Declaration of Trust permits the Trustees to create additional funds and classes.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

Use of Estimates: The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation: A Fund’s net asset value (“NAV”) per share is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is generally 4:00 p.m. Eastern time, on each day when the NYSE is open for trading. The Funds do not price their shares on days when the NYSE is closed for trading. When net asset value is computed, quotations of foreign securities in foreign currencies are converted into the U.S. dollar equivalents at the prevailing market rates. Trading in securities on exchanges and over-the-counter markets in Europe and Asia is normally completed at various times prior to the current closing time of the NYSE. Trading on foreign exchanges may not take place on every day that the NYSE is open. Conversely, trading in various foreign markets may take place on days when the NYSE is not open and on other days when net asset value is not calculated. Consequently, calculation of the net asset value for a Fund may not occur at the same time as determination of the most current market prices of the securities included in the calculation, and the value of the net assets held by the Fund may be significantly affected on days when shares are not available for purchase or redemption.

The market value of domestic equity securities is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the latest bid price.

Foreign equity securities are valued as of the close of trading on the primary exchange or market on which they trade. The Funds’ accounting services provider will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of regular trading on the NYSE. The Funds’ valuation procedures set forth certain triggers which instruct the accounting services provider when to use the fair valuation model. The value assigned to a security by the fair valuation model is a determination of fair value made under the Funds’ valuation procedures and under the supervision of the Board of Trustees. In such a case, a Fund’s value for a security may be different from the last sale price (or the latest bid price) and there is no guarantee that a fair valued security will be sold at the price at which a fund is carrying the security.

Fixed-income securities are valued by using market quotations or independent pricing services that use either prices provided by market-makers or matrixes that produce estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. The value assigned to a security by a pricing service is a determination of fair value made under the Funds’ valuation procedures and under the supervision of the Board of Trustees. There is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

Other securities, and all other assets, including securities for which a market price is not available or the value of which is materially affected by a valuation event which occurred prior to the time when net asset value is computed, are valued at a fair value as determined in good faith by the Board of Trustees, or under the direction of the Board of Trustees, and in accordance with the Funds’ valuation procedures or by the Funds’ Pricing Committee (which is comprised of employees of the Adviser) and/or the Board’s Valuation Committee under the supervision of the Board of Trustees and in accordance with the Funds’ valuation procedures. The value of fair valued securities may be different from the last sale price (or the latest bid price), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

Reverse Convertible Bonds: A reverse convertible bond is a short-term bond that is linked to an underlying stock. At maturity, the investor receives either 100 percent of the original investment amount or a predetermined number of shares of the underlying stock. The stated coupon is paid regardless of what happens at maturity. The primary risk of these securities is that they are not principal protected. At maturity, the investor may receive shares of the underlying stock worth less than their original investment amount. As of March 31, 2008, each Fund held reverse convertible bonds.

UTOPIA FUNDS

NOTES to Financial Statements

Consumer Price Index Linked Bonds: A Consumer Price Index (“CPI”) linked bond pays a coupon that is determined based on the monthly percentage difference of the CPI Index as measured by the Consumer Price Index for All Urban Consumers. This Index is published monthly by the U.S. Bureau of Labor Statistics and is a measure of inflation in the United States. The primary risk is the interest rate applicable to notes linked to an index such as the Consumer Price Index may be linked to period-over-period changes in the level of the index for the relevant index measurement period. If the index does not increase during the relevant measurement period, holders of these notes may not receive any interest payments for the applicable interest period. As of March 31, 2008, the Utopia Core Fund, Utopia Core Conservative Fund and the Utopia Yield Income Fund held CPI linked bonds.

Range Notes: Range notes are securities whose coupon payments are linked to a reference range of a specified index. For example, as long as the Libor Yield remains within a fixed target range, coupon payments are made. The primary risk is if the Libor Yield is outside the specified reference range. As of March 31, 2008, the Utopia Core Fund, Utopia Core Conservative Fund and the Utopia Yield Income Fund held range notes.

Non-Inversion Notes: A non-inversion note is a bond that pays a stated coupon as long as the yield curve between two stated maturities on the CMS curve, Constant Maturity Swap Curve, do not invert. The primary risk is if the interest rate changes. As of March 31, 2008, each Fund held non-inversion notes.

Fixed to Float : A fixed to float bond indicates the structured note coupon rate changes from Fixed to Floater over the life of the security. The primary risk is after the fixed period, the coupon rate fall to a lower rate. As of March 31, 2008 Utopia Core Conservative Fund and the Utopia Yield Income Fund held fixed to floats.

London Interbank Offered Rate Floater: A London Interbank Offered Rate (LIBOR) floater is a bond whose interest adjusts based on a LIBOR benchmark. The primary risk is if LIBOR falls. As of March 31, 2008, the Utopia Core Fund, Utopia Core Conservative Fund and the Utopia Yield Income Fund held LIBOR floaters.

Foreign Currency Transactions: The books and records of the Funds are maintained in U.S. dollars. The Funds may purchase securities that are denominated in a foreign currency or debt obligations that are payable in a foreign currency. Investment securities and other assets and liabilities that are denominated in a foreign currency are translated into U.S. dollars at the exchange rate on the day of valuation. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange on the dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations from changes in market values of securities held and reported with other foreign currency gains and losses in the Statement of Operations.

As of March 31, 2008, the Funds had balances in foreign cash accounts as follows:

Foreign Cash Accounts	Amount	Value
Growth Fund
Australian Dollar (AUD)	200,421 (AUD)	$183,165
British Pound (GBP)	93 (GBP)	185
Canadian Dollar (CAD)	164,875 (CAD)	160,626
Euro (EUR)	168,311 (EUR)	265,723
Hong Kong Dollar (HKD)	760,521 (HKD)	97,720
Japanese Yen (JPY)	46,686,420 (JPY)	468,363
Malaysian Ringgit (MYR)	626,866 (MYR)	195,987
New Taiwan Dollar (TWD)	3,095,274 (TWD)	101,887
New Zealand Dollar (NZD)	7,575 (NZD)	5,956
Singapore Dollar (SGD)	363,160 (SGD)	263,838
South African Rand (ZAR)	1,317 (ZAR)	162
South Korean Won (KRW)	118,699,035 (KRW)	119,856
Swedish Krona (SEK)	3 (SEK)	1
Swiss Franc (CHF)	3,488 (CHF)	3,513
Thai Baht (THB)	2,501,768 (THB)	79,459
		$1,946,441

Foreign Cash Accounts	Amount	Value
Core Fund
Australian Dollar (AUD)	8,525 (AUD)	$7,791
British Pound (GBP)	5 (GBP)	10
Canadian Dollar (CAD)	44,672 (CAD)	43,521
Danish Kroner (DKK)	87 (DKK)	18
Euro (EUR)	39,845 (EUR)	62,905
Hong Kong Dollar (HKD)	748,289 (HKD)	96,149
Japanese Yen (JPY)	12,709,327 (JPY)	127,501
Malaysian Ringgit (MYR)	594,368 (MYR)	185,827
New Taiwan Dollar (TWD)	25,589,311 (TWD)	842,322
New Zealand Dollar (NZD)	8,358 (NZD)	6,571
Singapore Dollar (SGD)	114,012 (SGD)	82,831
South Korean Won (KRW)	326,035,207 (KRW)	329,212
Swiss Franc (CHF)	3,256 (CHF)	3,279
Thai Baht (THB)	8,686,276 (THB)	275,886
		$2,063,823

Foreign Cash Accounts	Amount	Value
Core Conservative Fund
Australian Dollar (AUD)	66,650 (AUD)	$60,912
British Pound (GBP)	36 (GBP)	71
Canadian Dollar (CAD)	450,609 (CAD)	438,997
Euro (EUR)	28,976 (EUR)	45,746
Hong Kong Dollar (HKD)	1,150,743 (HKD)	147,860
Japanese Yen (JPY)	30,237,431 (JPY)	303,345
Malaysian Ringgit (MYR)	1,282,447 (MYR)	400,953
New Taiwan Dollar (TWD)	18,755,587 (TWD)	617,377
New Zealand Dollar (NZD)	5,244 (NZD)	4,123
Singapore Dollar (SGD)	370,192 (SGD)	268,947
South Korean Won (KRW)	193,152,256 (KRW)	195,034
Swiss Franc (CHF)	172,730 (CHF)	173,930
Thai Baht (THB)	4,447,468 (THB)	141,257
		$2,798,552

UTOPIA FUNDS

NOTES to Financial Statements

Foreign Cash Accounts	Amount	Value
Yield Income Fund
Australian Dollar (AUD)	154,073 (AUD)	$140,807
British Pound (GBP)	93 (GBP)	185
Canadian Dollar (CAD)	329,900 (CAD)	321,399
Euro (EUR)	217,018 (EUR)	342,619
Hong Kong Dollar (HKD)	1,583,893 (HKD)	203,516
Japanese Yen (JPY)	41,647,597 (JPY)	417,813
Malaysian Ringgit (MYR)	667,967 (MYR)	208,838
New Taiwan Dollar (TWD)	6,374,101 (TWD)	209,816
New Zealand Dollar (NZD)	27,058 (NZD)	21,273
Singapore Dollar (SGD)	409,972 (SGD)	297,848
South Korean Won (KRW)	56,953,329 (KRW)	57,508
Swiss Franc (CHF)	126,549 (CHF)	127,429
Thai Baht (THB)	1,618,190 (THB)	51,396
		$2,400,447

Futures Contracts: The Funds will use such instruments for the purpose of speculation, bona fide hedging or risk management purposes. A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Funds may buy and sell stock index futures contracts, interest rate futures contracts, currency futures and other commodity futures. The Fund may also buy or write put or call options on these futures contracts.

Upon entering into a futures contract, a Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund periodically.

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. As of March 31, 2008, the Funds did not have any futures contracts.

Options: The Funds may write put and call options for speculative or bona fide hedging or risk management purposes. When a Fund writes a put or call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities, as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may also purchase put and call options. When a Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statement of Assets and Liabilities, as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If a Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. As of March 31, 2008, each Fund had purchased options.

Swap Agreements: The Funds may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements and related caps, floors, and collars. The Funds will use such instruments for the purpose of speculation, bona fide hedging or risk management purposes. Swap agreements are two party contracts in which the parties agree to exchange the returns (or differentials in return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of particular securities or securities representing a particular index. Parties may also enter into bilateral swap agreements, which obligate one party to pay the amount of any net appreciation in a basket or index of securities while the counter party is obligated to pay the amount of any net depreciation. A Fund records an increase or decrease to realized gain (loss), in the amount due to or owed by the Fund at termination or settlement. As of March 31, 2008, the Funds did not have any swap agreements.

Short Sales: Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale. As of March 31, 2008, each Fund had securities sold short.

Securities Lending: Each Fund may seek additional income at times by lending its portfolio securities up to 33 1/3% of its total assets to broker-dealers and financial institutions provided that: (1) the loan is secured by collateral that is continuously maintained in an amount at least equal to the current market value of the securities loaned, (2) the Fund may call the loan at any time with proper notice and receive the securities loaned, (3) the Fund will continue to receive interest and/or dividends paid on

UTOPIA FUNDS

NOTES to Financial Statements

the loaned securities and may simultaneously earn interest on the investment of any cash collateral and (4) the aggregate market value of all securities loaned by the Fund will not at any time exceed the maximum permitted under the 1940 Act. Collateral will normally consist of cash or cash equivalents, securities issued by the U.S. government or its agencies or instrumentalities or irrevocable letters of credit. Securities lending by a Fund involves the risk that the borrower may fail to return the loaned securities or maintain the proper amount of collateral. Therefore, a Fund will only enter into such lending after a review by the Adviser of the borrower’s financial statements, reports and other information as may be necessary to evaluate the creditworthiness of the borrower. Such reviews will be conducted on an ongoing basis as long as the loan is outstanding. As of March 31, 2008, the Funds did not have any securities on loan.

Warrants: The Funds may invest in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein). As of March 31, 2008, each Fund held warrants.

Restricted Securities: The Funds may invest in securities that are subject to restrictions on resale because they have not been registered under the 1933 Act. These securities are sometimes referred to as private placements. Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the 1933 Act are technically considered “restricted securities,” the Funds may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities, provided that a determination is made that such securities have a readily available trading market. The Funds may also purchase certain commercial paper issued in reliance on the exemption from registration in Section 4(2) of the 1933 Act (“4(2) Paper”). The Adviser will determine the liquidity of Rule 144A securities and 4(2) Paper pursuant to procedures adopted by the Board of Trustees. The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Adviser, and if as a result of changed conditions it is determined that a Rule 144A security or 4(2) Paper is no longer liquid, a Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its percentage limitation for investments in illiquid securities.

Limitations on the resale of restricted securities may have an adverse effect on the marketability of portfolio securities and the Funds might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. The Funds might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. As of March 31, 2008, each Fund held restricted securities.

Borrowings: The Funds may borrow, including through reverse repurchase agreements, to increase their portfolio holdings of securities in efforts to enhance performance (commonly referred to as “leverage”). Any borrowings for non-temporary purposes shall be from a bank. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Funds to maintain continuous asset coverage of not less than 300% with respect to all borrowings, which means that a Fund may borrow up to 33 1/3% of its total assets. As of March 31, 2008, each Fund did not have any borrowings.

Other: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premiums, accretion of discounts and income earned on money market funds, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis. Expenses shared by the Funds are allocated among the Funds based on each Fund’s ratio of relative net assets to the combined net assets.

3.  SHARES OF BENEFICIAL INTEREST

On March 31, 2008, there was an unlimited number of no par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest were as follows:

	Utopia Growth Fund
	For the Six Months Ended March 31, 2008	For the Year Ended September 30, 2007
Shares sold	4,029,586	4,660,537
Shares issued as reinvestment of dividends and distributions	489,648	34,068
Shares redeemed	(3,626,643)	(645,253)
Net increase in shares	892,591	4,049,352

	Utopia Core Fund
	For the Six Months Ended March 31, 2008	For the Year Ended September 30, 2007
Shares sold	4,662,666	5,647,475
Shares issued as reinvestment of dividends and distributions	1,231,491	131,015
Shares redeemed	(6,525,665)	(934,374)
Net increase in shares	(631,508)	4,844,116

UTOPIA FUNDS

NOTES to Financial Statements

	Utopia Core Conservative Fund
	For the Six Months Ended March 31, 2008	For the Year Ended September 30, 2007
Shares sold	5,437,267	4,659,648
Shares issued as reinvestment of dividends and distributions	694,103	91,154
Shares redeemed	(4,714,699)	(1,233,768)
Net increase in shares	1,416,671	3,517,034

	Utopia Yield Income Fund
	For the Six Months Ended March 31, 2008	For the Year Ended September 30, 2007
Shares sold	5,631,690	2,659,372
Shares issued as reinvestment of dividends and distributions	238,975	35,120
Shares redeemed	(2,323,040)	(698,166)
Net increase in shares	3,547,625	1,622,498

4.   FEDERAL INCOME TAXES AND DISTRIBUTIONS

Each Fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year. Each Fund is not subject to income taxes to the extent such distributions are made.

Unrealized Appreciation and Depreciation on Investments: At September 30, 2007, the cost of securities on a tax basis and gross unrealized appreciation (depreciation) on investments for federal income tax purposes were as follows:

Utopia Growth Fund
Gross appreciation (excess of value over tax cost)	$4,702,523
Gross depreciation (excess of tax cost over value)	(5,183,702)
Net unrealized appreciation (depreciation)	$(481,179)
Cost of investments for income tax purposes	$67,071,995

Utopia Core Fund
Gross appreciation (excess of value over tax cost)	$10,501,186
Gross depreciation (excess of tax cost over value)	(10,426,397)
Net unrealized appreciation (depreciation)	$74,789
Cost of investments for income tax purposes	$120,064,008

Utopia Conservative Fund
Gross appreciation (excess of value over tax cost)	$6,141,103
Gross depreciation (excess of tax cost over value)	(5,327,834)
Net unrealized appreciation (depreciation)	$813,269
Cost of investments for income tax purposes	$89,695,398

Utopia Yield Income Fund
Gross appreciation (excess of value over tax cost)	$2,144,806
Gross depreciation (excess of tax cost over value)	(1,770,419)
Net unrealized appreciation (depreciation)	$374,387
Cost of investments for income tax purposes	$41,215,237

The differences between book and tax net unrealized appreciation/(depreciation) are wash sale loss deferrals and taxation of certain investments.

Classifications of Distributions: Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded by the Funds on the ex-dividend date.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of the distributions paid by the Funds during the period ended September 30, 2007 were as follows:

Utopia Growth Fund
Ordinary Income	$365,331
Long-Term Capital Gain	—
Tax Return of Capital	—
Total	$365,331

Utopia Core Fund
Ordinary Income	$1,392,686
Tax-Exempt Income	—
Long-Term Capital Gain	—
Tax Return of Capital	—
Total	$1,392,686

UTOPIA FUNDS

NOTES to Financial Statements

Utopia Core Conservative Fund
Ordinary Income	$955,295
Tax-Exempt Income	—
Long-Term Capital Gain	—
Tax Return of Capital	—
Total	$955,295

Utopia Yield Income Fund
Ordinary Income	$394,047
Tax-Exempt Income	—
Long-Term Capital Gain	—
Tax Return of Capital	—
Total	$394,047

Components of Net Assets (Tax Basis): As of September 30, 2007, the components of net assets on a tax basis were:

Utopia Growth Fund
Undistributed ordinary income	$3,541,511
Undistributed net long-term capital gain	605,944
Net unrealized appreciation on investments	(481,179)
Cumulative effect of other timing differences*	668,088
Total	$4,334,364

Utopia Core Fund
Undistributed ordinary income	$9,281,374
Undistributed net long-term capital gain	1,510,775
Net unrealized appreciation on investments	74,789
Cumulative effect of other timing differences*	1,116,223
Total	$11,983,161

Utopia Core Conservative Fund
Undistributed ordinary income	$5,318,173
Undistributed net long-term capital gain	833,055
Net unrealized appreciation on investments	813,269
Cumulative effect of other timing differences*	648,829
Total	$7,613,326

Utopia Yield Income Fund
Undistributed ordinary income	$1,961,663
Undistributed net long-term capital gain	241,480
Net unrealized appreciation on investments	374,387
Cumulative effect of other timing differences*	209,714
Total	$2,787,244

*  Other timing differences consist primarily of mark-to-market on non-equity options under Section 1256 of the Internal Revenue Code.

The components of net assets on a tax basis are determined in accordance with income tax regulations which may differ from the composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the period ended September 30, 2007, certain differences were reclassified. These differences were primarily due to the tax treatment of gains and losses on foreign currency and the amounts reclassified did not affect net assets. The reclassifications were as follows:

Utopia Growth Fund
Paid-in-capital	$(640)
Undistributed ordinary income	72,618
Undistributed net long-term capital gain	(71,978)
Total	$0

Utopia Core Fund
Paid-in-capital	$(2,145)
Undistributed ordinary income	172,886
Undistributed net long-term capital gain	(170,741)
Total	$0

Utopia Core Conservative Fund
Paid-in-capital	$(1,715)
Undistributed ordinary income	195,110
Undistributed net long-term capital gain	(193,395)
Total	$0

Utopia Yield Income Fund
Paid-in-capital	$(667)
Undistributed ordinary income	78,820
Undistributed net long-term capital gain	(78,153)
Total	$0

5.   INVESTMENT MANAGEMENT AGREEMENT

The Trust’s Board of Trustees approved an Investment Management Agreement with FIM Group. The Trust has agreed to pay an annual investment management fee for the services provided and expenses assumed by the Adviser, payable on a monthly basis, equal to the annual rate of 1.32% of each of the Fund’s average daily net assets as defined in the prospectus. Out of each Fund’s management fee, FIM Group pays all expenses of managing and operating each Fund except the fees and expenses of the Funds’ independent trustees (including attendance at mutual fund industry conferences, publications, membership fees and related expenses), Fund and independent trustees’ legal counsel, insurance for the Funds and the officers and trustees of the Funds, fees of the

UTOPIA FUNDS

NOTES to Financial Statements

independent auditors, interest on borrowings and extraordinary expenses. The Adviser has contractually agreed to waive its management fees or reimburse expenses until January 1, 2009, in amounts necessary to limit each Fund’s annual fund operating expenses (exclusive of extraordinary expenses, dividends on short sales and aquired fund fees and expenses) to an annual rate of 1.44% (as a percentage of the Fund’s average daily net assets). The Adviser also pays any costs of unaffiliated third parties who provide record keeping, mutual fund supermarket and administrative services to the Fund.

6.   NEW ACCOUNTING PRONOUNCEMENTS

Effective September 30, 2007, the Funds adopted FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes,” which requires that the financial statement effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Funds have taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of FIN 48. The Funds file income tax returns in the U.S. federal jurisdiction and the State of Michigan. The statute of limitations on the Fund’s federal tax return filings remains open for the years ended December 31, 2005 through December 31, 2007. The Fund’s Michigan tax return filings remain open for the years ended December 31, 2005 through December 31, 2006. To our knowledge there are no federal or Michigan income tax returns currently under examination.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management has evaluated the impact the adoption of SFAS No. 157 will have on the Funds’ financial statements and believes that the impact on the disclosures will depend upon the composition of the portfolios on the date of adoption.

7.   OTHER

Board of Trustees Compensation: The Trust pays an annual fee of $24,000 to Independent Trustees. The Independent Chairman of the Board receives annual compensation of $30,000 and the Chairman of the Audit Committee recieves annual compensation of $26,000. The Trust also pays Independent Trustees a fee of $100 for any special board or committee meeting attended.

One of the Trustees, Paul H. Sutherland, is President, director and controlling shareholder of the Adviser. Under the 1940 Act definitions, Mr. Sutherland is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of the Funds. Mr. Sutherland receives compensation from the Adviser rather than the Funds.

The following entities owned of record or beneficially, as of March 31, 2008, 5% or greater of the Funds’ outstanding shares:

Fund	Name	Percentage
Utopia Growth Fund	Charles Schwab & Co, Inc.	92.45%
Utopia Core Fund	Charles Schwab & Co, Inc.	93.24%
Utopia Core Conservative Fund	Charles Schwab & Co, Inc.	97.96%
Utopia Yield Income Fund	Charles Schwab & Co, Inc.	58.78%
	National Financial Services, Corp.	36.24%

UTOPIA FUNDS

ADDITIONAL Information

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Forms N-Q are available without a charge, upon request, by contacting Utopia Funds at 1-888-UTOPIA3 (1-888-886-7423) and on the Commission’s website at http://www.sec.gov. In addition, each Fund’s portfolio holdings as of the end of each calendar quarter will be posted on the Funds’ website, www.utopiafunds.com, on or about the 60th day after the quarter end. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

PROXY VOTING

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Funds for the most recent period ended June 30 are available without a charge, upon request by contacting Utopia Funds at 1-888-UTOPIA3 (1-888-886-7423) and on the Commission’s website at http://www.sec.gov.

growing for
the future
Utopia Funds is committed to helping you grow and prepare for the future. We have a variety of different funds, each with its own unique investment style. Wherever you are in your financial planning, there is a Utopia Fund that is right for you. Let Utopia help you grow and prepare for whatever the future may hold.
Utopia Funds
111 Cass Street • Traverse City, Michigan 49684
1.888.UTOPIA3 (1.888.886.7423)

# UTOPIA FUNDS

111 Cass Street | Traverse City, Michigan 49684 | 1.888.UTOPIA3 *(1.888.886.7423)*

This report has been prepared for Utopia Funds' shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

ALPS Distributors, Inc., Distributor for Utopia Funds

UTO000265 | 11/28/08

Item 2.                                     Code of Ethics.

Not applicable to this report.

Item 3.                                     Audit Committee Financial Expert.

Not applicable to this report.

Item 4.                                     Principal Accountant Fees and Services.

Not applicable to this report.

Item 5.                                     Audit Committee of Listed Registrants.

Not applicable.

Item 6.                                     Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.                                     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.                                     Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.                                     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.                               Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to this Item.

Item 11.                               Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective,  as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)        There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                               Exhibits.

(a)(1)                   Not applicable to this report.

(a)(2)                   The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex.99.CERT.

(a)(3)                   Not applicable.

(b)                                The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002, are attached hereto as Ex.99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UTOPIA FUNDS

By:	/s/ Paul Sutherland
Paul Sutherland
President (Principal Executive Officer)

Date:	June 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on  behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Paul Sutherland
Paul Sutherland
President (Principal Executive Officer)

Date:	June 2, 2008

By:	/s/ Jonathan Mohrhardt
Jonathan Mohrhardt
Treasurer (Principal Financial Officer)

Date:	June 2, 2008